                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04424

                         Van Kampen Life Invesment Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust Comstock Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF THE PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                      CLASS I              CLASS II
 TOTAL RETURNS                    since 4/30/99         since 9/18/00

 Since Inception                      6.92%                 7.51%

 5-year                               4.69                  4.42

 1-year                               9.50                  9.17

 6-month                              3.90                  3.73
 ---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains.

The S&P 500(R) Index is generally representative of the U.S. stock market. The S&P Barra Value Index is generally representative of the U.S. market for value stocks. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

The Russell 1000 Value(R) Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

During the six-month period ended June 30, 2006, conditions in the stock market exhibited a pronounced shift. The relatively tame volatility of the past few years gave way to an increasingly turbulent environment, as investors' uncertainties about rising inflation and a slowing economy intensified. Exceptionally strong gross domestic product growth in the first quarter of 2006 coupled with lofty commodity prices fueled speculation that the Federal Open Market Committee (the "Fed") would continue to raise the federal funds target rate. With consumer spending and housing data beginning to decelerate, investors increasingly acknowledged the possibility that the Fed could overshoot its target and potentially stifle economic growth. This declining sentiment led to a market correction in the final months of the period, despite generally healthy corporate profits and decent earnings growth. Against this backdrop, large-cap value stocks (in which the fund primarily invests) held their ground better than their large-cap growth counterparts. As measured by the S&P 500(R) Index, the broad market's best performing sectors were telecommunication services, energy, and industrials, while information technology was the weakest performing sector.

PERFORMANCE ANALYSIS

The portfolio returned 3.90 percent for the six months ended June 30, 2006 (Class I Shares). In comparison, the portfolio's benchmarks, the Russell 1000(R) Value Index, the S&P 500(R) Index, and the S&P Barra Value Index, returned 6.56 percent, 2.71 percent, and 5.48 percent for the period, respectively.

For the six-month period overall, the portfolio's most significant performance detractor relative to the Russell 1000 Value Index was its underweight in the energy sector. Broadly speaking, the Russell 1000 Value Index's performance was largely shaped by the advance and retreat of energy and other commodity-related stocks during the six-month period. However, the expensive valuations and unattractive risk-reward profiles among these stocks provided few opportunities for the portfolio's value-driven investment criteria, and the portfolio held little exposure to these areas of the market. As commodity prices surged in January, the portfolio's relative performance suffered. In the second quarter, the portfolio gained back some ground against a backdrop of more muted energy stock performance. Another area of weakness was in the portfolio's materials holdings. Our selections tended to have less exposure to the global economic cycle than other materials stocks, and were further hampered by crimped profit margins due to high energy costs. The portfolio's mixed bag of consumer staples stocks fell short, as investors demonstrated a preference for the higher growth, more aggressive areas of the market over the defensive characteristics of the consumer staples sector during the period. Stock selection in financials was a significant drag on relative returns, especially among money center banks. The rising interest rate environment provided a challenging operating environment for banks, and the flattening yield curve (that is, a narrowing in the yield spread between short- and long-term bonds) compressed their profit margins. Exposure to government-sponsored enterprises also had a negative impact on the portfolio due to uncertainty about government reforms.

However, the portfolio did achieve positive performance relative to the Russell 1000 Value Index in other areas. Within the consumer discretionary sector, a relative overweight in media stocks served the portfolio well. Here, select media holdings began to show improved results after a prolonged period of underperformance. Health care stocks, specifically large-cap pharmaceuticals, also contributed positively. Favorable patent news and declining litigation risks helped bolster the group's valuations during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

---------------------------------------------------------
                           RUSSELL             S&P
                           1000(R)    S&P     BARRA
                            VALUE    500(R)   VALUE
      CLASS I   CLASS II    INDEX    INDEX    INDEX
      3.90%     3.73%      6.56%     2.71%    5.48%
---------------------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures, assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATIONS
AS OF 6/30/06
Pharmaceuticals                                      15.7%
Integrated Telecommunication Services                10.5
Other Diversified Financial Services                  7.4
Movies & Entertainment                                5.1
Broadcasting & Cable TV                               4.8
Diversified Banks                                     4.7
Thrifts & Mortgage Finance                            3.8
Paper Products                                        3.8
Property & Casualty Insurance                         3.4
Packaged Foods & Meats                                3.2
Aluminum                                              2.5
Diversified Chemicals                                 2.5
Hypermarkets & Super Centers                          2.1
Household Products                                    1.8
Tobacco                                               1.7
Computer Hardware                                     1.6
Soft Drinks                                           1.6
Life & Health Insurance                               1.6
Regional Banks                                        1.4
Multi-line Insurance                                  1.1
Semiconductors                                        1.1
Electric Utilities                                    1.1
Asset Management & Custody Banks                      1.0
Investment Banking & Brokerage                        0.9
Integrated Oil & Gas                                  0.8
Health Care Distributors                              0.8
Communications Equipment                              0.8
Data Processing & Outsourced Services                 0.8
Specialty Chemicals                                   0.7
Systems Software                                      0.7
Health Care Equipment                                 0.6
Catalog Retail                                        0.6
Brewers                                               0.5
Industrial Conglomerates                              0.5
Airlines                                              0.5
Semiconductor Equipment                               0.5
Department Stores                                     0.4
Publishing                                            0.4
Electronic Manufacturing Services                     0.1
Electronic Equipment Manufacturers                    0.1
IT Consulting & Other Services                        0.1
                                                    -----
                                                     93.3%
Total Long-Term Investments
Short-Term Investments                                7.3
                                                    -----
                                                    100.6%
Total Investments
Liabilities in Excess of Other Assets                -0.6
                                                    -----
                                                    100.0%
Net Assets

TOP TEN HOLDINGS AS OF 6/30/06
                                                      4.4%
AT&T, Inc.
                                                      4.1
GlaxoSmithKline Plc
                                                      3.8
International Paper Co.
                                                      3.8
Verizon Communications, Inc.
                                                      3.5
Freddie Mac
                                                      3.4
Bristol-Myers Squibb Co.
                                                      3.3
Bank of America Corp.
                                                      3.2
Citigroup, Inc.
                                                      2.5
Alcoa, Inc.
                                                      2.4
Wells Fargo & Co.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT Portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                                                  BEGINNING         ENDING        EXPENSES PAID
                                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                                ------------------------------------------------
                                                                   1/1/06           6/30/06       1/1/06-6/30/06
Class I
  Actual....................................................      $1,000.00        $1,039.04          $2.98
  Hypothetical..............................................       1,000.00         1,021.89           2.96
  (5% annual return before expenses)
Class II
  Actual....................................................       1,000.00         1,037.29           4.24
  Hypothetical..............................................       1,000.00         1,020.59           4.21
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 0.59% and 0.84%, for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

                                    NUMBER OF
DESCRIPTION                          SHARES          VALUE
---------------------------------------------------------------
COMMON STOCKS  93.3%
AIRLINES  0.5%
Southwest Airlines Co. ...........   986,900     $   16,155,553
                                                 --------------
ALUMINUM  2.5%
Alcoa, Inc. ......................  2,554,500        82,663,620
                                                 --------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Bank of New York Co., Inc. .......   975,600         31,414,320
                                                 --------------
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ........   391,800         17,862,162
                                                 --------------
BROADCASTING & CABLE TV  4.8%
CBS Corp., Class B................   305,600          8,266,480
Clear Channel Communications,
  Inc. ...........................  2,352,500        72,809,875
Comcast Corp., Class A (a)........  1,702,100        55,726,754
Liberty Media Holding
  Corp.--Capital, Class A (a).....   229,075         19,189,613
                                                 --------------
                                                    155,992,722
                                                 --------------
CATALOG RETAIL  0.6%
Liberty Media Holding Corp.--
  Interactive, Class A (a)........  1,145,275        19,767,446
                                                 --------------

COMMUNICATIONS EQUIPMENT  0.8%
Cisco Systems, Inc. (a)...........   939,800         18,354,294
Ericsson, Class B--ADR (Sweden)...    90,320          2,984,173
Nokia Corp.--ADR (Finland)........   160,300          3,247,678
                                                 --------------
                                                     24,586,145
                                                 --------------
COMPUTER HARDWARE  1.6%
Dell, Inc. (a)....................  1,226,500        29,938,865
Hewlett-Packard Co. ..............   303,310          9,608,861
International Business Machines
  Corp. ..........................   167,900         12,898,078
                                                 --------------
                                                     52,445,804
                                                 --------------
DATA PROCESSING & OUTSOURCED SERVICES  0.8%
Affiliated Computer Services,
  Inc., Class A (a)...............   167,760          8,658,094
First Data Corp. .................   352,800         15,890,112
                                                 --------------
                                                     24,548,206
                                                 --------------
DEPARTMENT STORES  0.4%
Federated Department Stores,
  Inc. ...........................   377,800         13,827,480
                                                 --------------

DIVERSIFIED BANKS  4.7%
Barclays Plc--ADR (United
  Kingdom)........................   112,400          5,145,672
U.S. Bancorp......................   384,800         11,882,624
Wachovia Corp. ...................  1,077,000        58,244,160
Wells Fargo & Co. ................  1,182,200        79,301,976
                                                 --------------
                                                    154,574,432
                                                 --------------
DIVERSIFIED CHEMICALS  2.5%
Dow Chemical Co. .................   247,100          9,644,313
Du Pont (E.I.) de Nemours &
  Co. ............................  1,731,800        72,042,880
                                                 --------------
                                                     81,687,193
                                                 --------------
ELECTRIC UTILITIES  1.1%
American Electric Power Co.,
  Inc. ...........................   540,372         18,507,741
FirstEnergy Corp. ................   235,000         12,739,350
FPL Group, Inc. ..................    86,000          3,558,680
                                                 --------------
                                                     34,805,771
                                                 --------------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.1%
Cognex Corp. .....................   132,800          3,456,784
                                                 --------------

---------------------------------------------------------------
                                    NUMBER OF
DESCRIPTION                          SHARES          VALUE
---------------------------------------------------------------
ELECTRONIC MANUFACTURING SERVICES  0.1%
Flextronics International Ltd.
  (Singapore) (a).................   306,400     $    3,253,968
KEMET Corp. (a)...................   167,000          1,539,740
                                                 --------------
                                                      4,793,708
                                                 --------------
HEALTH CARE DISTRIBUTORS  0.8%
Cardinal Health, Inc. ............   391,200         25,165,896
                                                 --------------

HEALTH CARE EQUIPMENT  0.6%
Boston Scientific Corp. (a).......  1,262,700        21,263,868
                                                 --------------

HOUSEHOLD PRODUCTS  1.8%
Kimberly-Clark Corp. .............   926,400         57,158,880
                                                 --------------

HYPERMARKETS & SUPER CENTERS  2.1%
Wal-Mart Stores, Inc. ............  1,441,200        69,422,604
                                                 --------------

INDUSTRIAL CONGLOMERATES  0.5%
General Electric Co. .............   493,800         16,275,648
                                                 --------------

INTEGRATED OIL & GAS  0.8%
Total SA--ADR (France)............   415,900         27,249,768
                                                 --------------

INTEGRATED TELECOMMUNICATION SERVICES  10.5%
AT&T, Inc. .......................  5,197,100       144,947,119
Embarq Corp. (a)..................   151,625          6,215,109
Sprint Nextel Corp. ..............  3,455,600        69,077,444
Verizon Communications, Inc. .....  3,657,400       122,486,326
                                                 --------------
                                                    342,725,998
                                                 --------------
INVESTMENT BANKING & BROKERAGE  0.9%
Merrill Lynch & Co., Inc. ........   401,200         27,907,472
                                                 --------------

IT CONSULTING & OTHER SERVICES  0.1%
Accenture Ltd., Class A
  (Bermuda).......................   120,800          3,421,056
                                                 --------------

LIFE & HEALTH INSURANCE  1.6%
AFLAC, Inc. ......................   265,300         12,296,655
Metlife, Inc. ....................   373,300         19,116,693
Torchmark Corp. ..................   321,510         19,522,087
                                                 --------------
                                                     50,935,435
                                                 --------------
MOVIES & ENTERTAINMENT  5.1%
News Corp., Class B...............  1,228,200        24,785,076
Time Warner, Inc. ................  2,955,300        51,126,690
Viacom, Inc., Class B (a).........   978,800         35,080,192
Walt Disney Co. ..................  1,791,700        53,751,000
                                                 --------------
                                                    164,742,958
                                                 --------------
MULTI-LINE INSURANCE  1.1%
American International Group,
  Inc. ...........................   381,700         22,539,385
Genworth Financial, Inc., Class
  A...............................   312,400         10,884,016
Hartford Financial Services Group,
  Inc. ...........................    46,700          3,950,820
                                                 --------------
                                                     37,374,221
                                                 --------------
OTHER DIVERSIFIED FINANCIAL SERVICES  7.4%
Bank of America Corp. ............  2,236,500       107,575,650
Citigroup, Inc. ..................  2,162,500       104,319,000
J.P. Morgan Chase & Co. ..........   735,200         30,878,400
                                                 --------------
                                                    242,773,050
                                                 --------------

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

                                    NUMBER OF
DESCRIPTION                          SHARES          VALUE
---------------------------------------------------------------
PACKAGED FOODS & MEATS  3.2%
Cadbury Schweppes Plc--ADR (United
  Kingdom)........................    37,500     $    1,455,750
Kraft Foods, Inc., Class A........  1,335,200        41,257,680
Unilever NV (Netherlands).........  2,725,400        61,457,770
                                                 --------------
                                                    104,171,200
                                                 --------------
PAPER PRODUCTS  3.8%
International Paper Co. ..........  3,826,202       123,586,324
                                                 --------------

PHARMACEUTICALS  15.7%
Abbott Laboratories...............   771,900         33,662,559
Bristol-Myers Squibb Co. .........  4,286,400       110,846,304
Eli Lilly & Co. ..................   118,700          6,560,549
GlaxoSmithKline Plc--ADR (United
  Kingdom)........................  2,419,200       134,991,360
Pfizer, Inc. .....................  1,956,600        45,921,402
Roche Holdings AG--ADR
  (Switzerland)...................   601,300         49,601,117
Sanofi Aventis--ADR (France)......   718,700         35,058,761
Schering-Plough Corp. ............  2,540,000        48,336,200
Wyeth.............................  1,088,100        48,322,521
                                                 --------------
                                                    513,300,773
                                                 --------------
PROPERTY & CASUALTY INSURANCE  3.4%
AMBAC Financial Group, Inc. ......   142,200         11,532,420
Berkshire Hathaway, Inc., Class B
  (a).............................     7,330         22,305,190
Chubb Corp. ......................   990,680         49,434,932
St. Paul Travelers Cos., Inc. ....   601,300         26,805,954
                                                 --------------
                                                    110,078,496
                                                 --------------
PUBLISHING  0.4%
Gannett Co., Inc. ................   221,900         12,410,867
                                                 --------------

REGIONAL BANKS  1.4%
PNC Financial Services Group,
  Inc. ...........................   469,600         32,951,832
SunTrust Banks, Inc. .............   177,500         13,536,150
                                                 --------------
                                                     46,487,982
                                                 --------------
SEMICONDUCTOR EQUIPMENT  0.5%
Credence Systems Corp. (a)........   271,600            950,600
KLA-Tencor Corp. .................   320,900         13,339,813
Novellus Systems, Inc. (a)........    29,200            721,240
                                                 --------------
                                                     15,011,653
                                                 --------------

---------------------------------------------------------------
                                    NUMBER OF
DESCRIPTION                          SHARES          VALUE
SEMICONDUCTORS  1.1%
Intel Corp. ......................  1,946,600    $   36,888,070
                                                 --------------

SOFT DRINKS  1.6%
Coca-Cola Co. ....................  1,213,500        52,204,770
                                                 --------------

SPECIALTY CHEMICALS  0.7%
Rohm & Haas Co. ..................   432,300         21,666,876
                                                 --------------

SYSTEMS SOFTWARE  0.7%
McAfee, Inc. (a)..................   324,100          7,865,907
Microsoft Corp. ..................   583,200         13,588,560
                                                 --------------
                                                     21,454,467
                                                 --------------
THRIFTS & MORTGAGE FINANCE  3.8%
Fannie Mae........................   256,300         12,328,030
Freddie Mac.......................  1,981,200       112,948,212
                                                 --------------
                                                    125,276,242
                                                 --------------
TOBACCO  1.7%
Altria Group, Inc. ...............   737,500         54,154,625
                                                 --------------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $2,862,125,122)......................     3,041,690,545

REPURCHASE AGREEMENT  7.3%
State Street Bank & Trust Co. ($237,250,000
  par collateralized by U.S. Government
  obligations in a pooled cash account,
  interest rate of 5.10%, dated 06/30/06, to
  be sold on 07/03/06 at $237,350,831) (Cost
  $237,250,000)..............................       237,250,000
                                                 --------------

TOTAL INVESTMENTS  100.6%
  (Cost $3,099,375,122)......................     3,278,940,545
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.6%).............................       (19,270,198)
                                                 --------------
NET ASSETS  100.0%...........................    $3,259,670,347
                                                 ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $3,099,375,122).....................    $3,278,940,545
Cash........................................................               307
Receivables:
  Investments Sold..........................................        16,731,170
  Dividends.................................................         4,917,309
  Portfolio Shares Sold.....................................         2,933,117
  Interest..................................................            33,610
Other.......................................................            63,090
                                                                --------------
    Total Assets............................................     3,303,619,148
                                                                --------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................        37,301,402
  Investments Purchased.....................................         4,359,427
  Investment Advisory Fee...................................         1,480,938
  Distributor and Affiliates................................           609,434
Trustees' Deferred Compensation and Retirement Plans........           114,211
Accrued Expenses............................................            83,389
                                                                --------------
    Total Liabilities.......................................        43,948,801
                                                                --------------
NET ASSETS..................................................    $3,259,670,347
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $3,028,240,544
Net Unrealized Appreciation.................................       179,565,423
Accumulated Undistributed Net Investment Income.............        30,990,682
Accumulated Net Realized Gain...............................        20,873,698
                                                                --------------
NET ASSETS..................................................    $3,259,670,347
                                                                ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $385,120,953 and
  29,228,419 shares of beneficial interest issued and
  outstanding)..............................................    $        13.18
                                                                ==============
  Class II Shares (Based on net assets of $2,874,549,394 and
  218,686,158 shares of beneficial interest issued and
  outstanding)..............................................    $        13.14
                                                                ==============

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $527,396)....  $ 37,024,474
Interest....................................................     6,164,984
                                                              ------------
    Total Income............................................    43,189,458
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     8,524,343
Distribution (12b-1) and Service Fees.......................     3,304,163
Custody.....................................................        90,335
Legal.......................................................        30,590
Trustees' Fees and Related Expenses.........................        30,560
Shareholder Services........................................         7,798
Other.......................................................       308,984
                                                              ------------
    Total Expenses..........................................    12,296,773
    Less Credits Earned on Cash Balances....................       200,049
                                                              ------------
    Net Expenses............................................    12,096,724
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 31,092,734
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 27,370,106
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   127,421,789
  End of the Period.........................................   179,565,423
                                                              ------------
Net Unrealized Appreciation During the Period...............    52,143,634
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 79,513,740
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $110,606,474
                                                              ============

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2006     DECEMBER 31, 2005
                                                              ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   31,092,734     $   39,798,227
Net Realized Gain...........................................       27,370,106        182,375,325
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       52,143,634       (108,192,553)
                                                               --------------     --------------
Change in Net Assets from Operations........................      110,606,474        113,980,999
                                                               --------------     --------------

Distributions from Net Investment Income:
  Class I Shares............................................       (5,913,136)        (4,048,298)
  Class II Shares...........................................      (33,919,709)       (14,659,339)
                                                               --------------     --------------
                                                                  (39,832,845)       (18,707,637)
                                                               --------------     --------------

Distributions from Net Realized Gain:
  Class I Shares............................................      (24,199,523)       (11,073,139)
  Class II Shares...........................................     (157,704,135)       (50,760,528)
                                                               --------------     --------------
                                                                 (181,903,658)       (61,833,667)
                                                               --------------     --------------
Total Distributions.........................................     (221,736,503)       (80,541,304)
                                                               --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (111,130,029)        33,439,695
                                                               --------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      471,519,010      1,181,775,158
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      221,736,503         80,541,304
Cost of Shares Repurchased..................................     (145,990,900)      (193,461,135)
                                                               --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      547,264,613      1,068,855,327
                                                               --------------     --------------
TOTAL INCREASE IN NET ASSETS................................      436,134,584      1,102,295,022
NET ASSETS:
Beginning of the Period.....................................    2,823,535,763      1,721,240,741
                                                               --------------     --------------
End of the Period (Including accumulated undistributed net
  investment income of $30,990,682 and $39,730,793,
  respectively).............................................   $3,259,670,347     $2,823,535,763
                                                               ==============     ==============

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX MONTHS
                                                       ENDED                            YEAR ENDED DECEMBER 31,
CLASS I SHARES                                        JUNE 30,        -----------------------------------------------------------
                                                        2006           2005         2004         2003         2002          2001
                                                     ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $13.69         $13.73       $11.78       $ 9.10       $ 11.42       $11.75
                                                       ------         ------       ------       ------       -------       ------
  Net Investment Income............................       .15(a)         .26(a)       .17          .13           .10          .09
  Net Realized and Unrealized Gain/Loss............       .39            .31         1.90         2.66         (2.25)        (.38)
                                                       ------         ------       ------       ------       -------       ------
Total from Investment Operations...................       .54            .57         2.07         2.79         (2.15)        (.29)
                                                       ------         ------       ------       ------       -------       ------
Less:
  Distributions from Net Investment Income.........       .21            .16          .12          .11           .08          -0-
  Distributions from Net Realized Gain.............       .84            .45          -0-          -0-           .09          .04
                                                       ------         ------       ------       ------       -------       ------
Total Distributions................................      1.05            .61          .12          .11           .17          .04
                                                       ------         ------       ------       ------       -------       ------
NET ASSET VALUE, END OF THE PERIOD.................    $13.18         $13.69       $13.73       $11.78       $  9.10       $11.42
                                                       ======         ======       ======       ======       =======       ======

Total Return.......................................     3.90%*         4.37%       17.76%       30.99%       -19.25%       -2.46%
Net Assets at End of the Period (In millions)......    $385.1         $402.2       $332.1       $234.0       $ 128.0       $ 80.9
Ratio of Expenses to Average Net Assets (b)........      .59%           .59%         .61%         .65%          .69%         .81%
Ratio of Net Investment Income to Average Net
  Assets...........................................     2.26%          2.00%        1.70%        1.65%         1.57%        1.42%
Portfolio Turnover.................................        9%*           28%          31%          37%           51%          50%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 2006 and the year ended December 31, 2005.

See Notes to Financial Statements                                             13

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED DECEMBER 31,
CLASS II SHARES                                   JUNE 30,        ---------------------------------------------------------------
                                                    2006            2005           2004          2003         2002          2001
                                                 --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......   $  13.65        $  13.69       $  11.75       $ 9.07       $ 11.39       $11.75
                                                  --------        --------       --------       ------       -------       ------
  Net Investment Income........................        .13(a)          .23(a)         .13          .10           .07          .10
  Net Realized and Unrealized Gain/Loss........        .38             .31           1.90         2.66         (2.25)        (.42)
                                                  --------        --------       --------       ------       -------       ------
Total from Investment Operations...............        .51             .54           2.03         2.76         (2.18)        (.32)
                                                  --------        --------       --------       ------       -------       ------
Less:
    Distributions from Net Investment Income...        .18             .13            .09          .08           .05          -0-
    Distributions from Net Realized Gain.......        .84             .45            -0-          -0-           .09          .04
                                                  --------        --------       --------       ------       -------       ------
Total Distributions............................       1.02             .58            .09          .08           .14          .04
                                                  --------        --------       --------       ------       -------       ------
NET ASSET VALUE, END OF THE PERIOD.............   $  13.14        $  13.65       $  13.69       $11.75       $  9.07       $11.39
                                                  ========        ========       ========       ======       =======       ======

Total Return (b)...............................      3.73%*          4.11%         17.43%       30.77%       -19.43%       -2.80%
Net Assets at End of the Period (In
  millions)....................................   $2,874.5        $2,421.4       $1,389.1       $675.2       $ 277.2       $116.2
Ratio of Expenses to Average Net Assets (c)....       .84%            .84%           .86%         .90%          .94%        1.04%
Ratio of Net Investment Income to Average Net
  Assets.......................................      2.00%           1.76%          1.47%        1.40%         1.35%        1.19%
Portfolio Turnover.............................         9%*            28%            31%          37%           51%          50%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 2006 and the year ended December 31, 2005.

 14                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $3,107,850,221
                                                                ==============
Gross tax unrealized appreciation...........................    $  250,021,899
Gross tax unrealized depreciation...........................       (78,931,575)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  171,090,324
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distributions paid from:
  Ordinary income...........................................    $18,707,637
  Long-term capital gain....................................     61,833,667
                                                                -----------
                                                                $80,541,304
                                                                ===========

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 78,185,473
Undistributed long-term capital gain........................     143,518,902

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Portfolio's custody and accounting fees were reduced by $89,039 and $111,010, respectively, as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the six months ended June 30, 2006, the Adviser did not waive any of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $30,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $70,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $56,914 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2006, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $5,432.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions were as follows:

                                                                        FOR THE                               FOR THE
                                                                   SIX MONTHS ENDED                         YEAR ENDED
                                                                     JUNE 30, 2006                       DECEMBER 31, 2005
                                                            -------------------------------       -------------------------------
                                                              SHARES              VALUE             SHARES             VALUE
Sales:
  Class I...............................................      3,871,437       $  51,138,393        9,135,701       $  120,197,270
  Class II..............................................     31,362,706         420,380,617       80,511,161        1,061,577,888
                                                            -----------       -------------       ----------       --------------
Total Sales.............................................     35,234,143       $ 471,519,010       89,646,862       $1,181,775,158
                                                            -----------       -------------       ----------       --------------
Dividend Reinvestment:
  Class I...............................................      2,281,262       $  30,112,659        1,162,294       $   15,121,437
  Class II..............................................     14,550,026         191,623,844        5,032,298           65,419,867
                                                            -----------       -------------       ----------       --------------
Total Dividend Reinvestment.............................     16,831,288       $ 221,736,503        6,194,592       $   80,541,304
                                                            ===========       =============       ==========       ==============
Repurchases:
  Class I...............................................     (6,309,275)      $ (83,965,629)       5,105,399       $  (67,370,284)
  Class II..............................................     (4,630,709)        (62,025,271)       9,610,891         (126,090,851)
                                                            -----------       -------------       ----------       --------------
Total Repurchases.......................................    (10,939,984)      $(145,990,900)      14,716,290       $ (193,461,135)
                                                            ===========       =============       ==========       ==============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $589,579,230 and $248,154,515, respectively.

5. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans") for Class II Shares to compensate the Distributor for the distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. INDEMNIFICATIONS

    The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Comstock Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Comstock Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                              LIT SAR COM 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02072P-Y06/06

Item 1. Report to Shareholders.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Strategic Growth Portfolio, formerly Emerging Growth Portfolio, performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

 ------------------------------------------------------------------------
 AVERAGE ANNUAL                   CLASS I              CLASS II
 TOTAL RETURNS                 since 7/3/95          since 9/18/00

 Since Inception                   9.85%                -10.78%

 10-year                           7.45                     --

 5-year                           -2.92                  -3.16

 1-year                            7.62                   7.35

 6-month                          -0.64                  -0.76
 ------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

Note: Effective August 15, 2006, Van Kampen Life Investment Trust Emerging Growth Portfolio was renamed Van Kampen Life Investment Trust Strategic Growth Portfolio.

MARKET CONDITIONS

The stock market rallied strongly in January 2006, led by the higher growth segments of the market such as technology and small-cap stocks. This trend, known as the "January Effect," set the stage for robust gains in the first few months of the calendar year. After a slowdown in the fourth quarter of 2005, the pace of economic growth returned with vigor in the first quarter of 2006, providing further support to stock prices. However, a downturn late in the second quarter gave back much of the market's year-to-date progress. In May, uncertainty about the Federal Open Market Committee's (the "Fed's") interest rate increases and whether the Fed could adequately contain inflation without bringing the economy to a halt led to considerable volatility in the marketplace. Many Investors fled the more economically sensitive areas of the market such as industrials and information technology for the more defensive sectors such as health care and consumer staples. Moreover, as the period progressed, a renewed risk aversion seemed to take hold among stock investors, who became increasingly reluctant to pay a premium for growth potential. As a result, growth stocks underperformed value stocks in both the first and second quarters of 2006 and for the six-month reporting period overall. Large-cap stocks, in which the portfolio primarily invests, lagged small- and mid-caps for most of the period. However, this trend began to reverse its course in the final months of the period. Within the portfolio's investment universe (as represented by the Russell 1000(R) Growth Index), industrials and energy were the best performing sectors for the period.



PERFORMANCE ANALYSIS

The portfolio returned -0.64 percent for the six months ended June 30, 2006 (Class I shares). In comparison, the portfolio's benchmark, the Russell 1000 Growth Index, returned -0.93 percent for the period.

In the overall portfolio, strong stock selection offset the slightly negative influence of sector allocation. More specifically, stock selection and an overweight in the energy sector boosted the portfolio's return relative to the Russell 1000 Growth Index, led by energy equipment and services and oil, gas, and consumable fuels stocks. The financials sector also added to relative results, with both stock selection and an overweight contributing positively. Here, capital markets stocks such as securities exchanges, asset managers, and investment banks and brokers were standouts in the portfolio. Stock selection in the consumer discretionary sector was another source of relative gains, as gaming and lodging stocks rebounded from previously weak performance.

On the negative side, our selections in health care proved disadvantageous as biotechnology stocks encountered turbulence amid profit taking and a more conservative regulatory environment. Selected managed care names also lagged, due to company-specific fundamental issues. An underweight in industrials hampered relative returns, as the portfolio held less exposure to the strong performing group.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

----------------------------------------------
                              RUSSELL
                              1000(R)
      CLASS I   CLASS II   GROWTH INDEX

      -0.64%     -0.76%       -0.93%
----------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

TOP 10 HOLDINGS AS OF 6/30/06
Schlumberger, Ltd.                                   2.4%
J.C. Penney Co., Inc.                                1.8
Peabody Energy Corp.                                 1.8
Celgene Corp.                                        1.7
Hewlett-Packard Co.                                  1.7
Roche Holding AG                                     1.7
Boeing Co.                                           1.7
Chicago Mercantile Exchange Holdings, Inc.           1.7
Corning, Inc.                                        1.6
Starbucks Corp.                                      1.6

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION
AS OF 6/30/06
Oil & Gas Equipment & Services                       6.9%
Communications Equipment                             5.7
Pharmaceuticals                                      4.8
Investment Banking & Brokerage                       4.3
Biotechnology                                        3.8
Aerospace & Defense                                  3.7
Department Stores                                    3.4
Semiconductor Equipment                              2.7
Computer Hardware                                    2.6
Steel                                                2.6
Internet Software & Services                         2.6
Application Software                                 2.5
Wireless Telecommunication Services                  2.4
Restaurants                                          2.1
Construction & Farm Machinery & Heavy Trucks         1.9
Electrical Components & Equipment                    1.9
Diversified Metals & Mining                          1.8
Specialized Finance                                  1.7
Integrated Oil & Gas                                 1.6
Semiconductors                                       1.5
Air Freight & Logistics                              1.4
IT Consulting & Other Services                       1.4
Hotels, Resorts & Cruise Lines                       1.4
Apparel, Accessories & Luxury Goods                  1.3
Life & Health Insurance                              1.3
Movies & Entertainment                               1.3
Specialty Stores                                     1.2
Fertilizers & Agricultural Chemicals                 1.1
Computer & Electronics Retail                        1.1
Data Processing & Outsourced Services                1.1
Hypermarkets & Super Centers                         1.0
SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION
AS OF 6/30/06 -- CONTINUED
Computer Storage & Peripherals                       1.0%
Apparel Retail                                       0.9
Agricultural Products                                0.9
Soft Drinks                                          0.9
Construction & Engineering                           0.8
Consumer Electronics                                 0.8
Oil & Gas Drilling                                   0.8
Oil & Gas Refining & Marketing                       0.8
Casinos & Gaming                                     0.8
Managed Health Care                                  0.8
Other Diversified Financial Services                 0.8
Auto Parts & Equipment                               0.7
Household Products                                   0.7
Railroads                                            0.6
Human Resource & Employment Services                 0.6
Publishing                                           0.6
Trading Companies & Distributors                     0.6
Real Estate Management & Development                 0.6
Systems Software                                     0.6
Health Care Services                                 0.6
Health Care Equipment                                0.5
Asset Management & Custody Banks                     0.5
Trucking                                             0.5
Packaged Foods & Meats                               0.5
Catalog Retail                                       0.4
Property & Casualty Insurance                        0.4
Internet Retail                                      0.4
Airlines                                             0.3
Specialized REIT's                                   0.2
                                                   -----
Total Long-Term Investments                         92.7%
Short-term Investments                               6.7
Other Assets in Excess of Liabilities                0.6
                                                   -----
Net Assets                                         100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) and redemption fees, or exchanges.

                                                                BEGINNING         ENDING         EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                              -------------------------------------------------
                                                                 1/1/06           6/30/06       1/1/06-6/30/06
Class I
  Actual....................................................    $1,000.00        $  993.57           $3.86
  Hypothetical..............................................     1,000.00         1,020.93            3.91
  (5% annual return before expenses)
Class II
  Actual....................................................     1,000.00           992.45            5.09
  Hypothetical..............................................     1,000.00         1,019.69            5.16
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio and anticipated changes in the portfolio's portfolio management strategy. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
COMMON STOCKS  92.7%
AEROSPACE & DEFENSE 3.7%
Boeing Co. .........................    90,000     $  7,371,900
Lockheed Martin Corp. ..............    45,000        3,228,300
Precision Castparts Corp. ..........    50,000        2,988,000
Raytheon Co. .......................    65,000        2,897,050
                                                   ------------
                                                     16,485,250
                                                   ------------
AGRICULTURAL PRODUCTS  0.9%
Archer-Daniels-Midland Co. .........    95,000        3,921,600
                                                   ------------

AIR FREIGHT & LOGISTICS  1.4%
C.H. Robinson Worldwide, Inc. ......    65,000        3,464,500
Expeditors International of
  Washington, Inc. .................    50,000        2,800,500
                                                   ------------
                                                      6,265,000
                                                   ------------
AIRLINES  0.3%
AMR Corp. (a).......................    45,000        1,143,900
                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS  1.3%
Coach, Inc. (a).....................    70,000        2,093,000
Polo Ralph Lauren Corp. ............    45,000        2,470,500
VF Corp. ...........................    20,000        1,358,400
                                                   ------------
                                                      5,921,900
                                                   ------------
APPAREL RETAIL  0.9%
AnnTaylor Stores Corp. (a)..........    95,000        4,121,100
                                                   ------------

APPLICATION SOFTWARE  2.5%
BEA Systems, Inc. (a)...............   180,000        2,356,200
Citrix Systems, Inc. (a)............    70,000        2,809,800
SAP AG--ADR (Germany)...............   110,000        5,777,200
                                                   ------------
                                                     10,943,200
                                                   ------------
ASSET MANAGEMENT & CUSTODY BANKS  0.5%
Affiliated Managers Group, Inc.
  (a)...............................    25,000        2,172,250
                                                   ------------
AUTO PARTS & EQUIPMENT  0.7%
Johnson Controls, Inc. .............    40,000        3,288,800
                                                   ------------
BIOTECHNOLOGY  3.8%
Applera Corp. ......................    65,000        2,102,750
Celgene Corp. (a)...................   160,000        7,588,800
Gilead Sciences, Inc. (a)...........    95,000        5,620,200
Vertex Pharmaceuticals, Inc. (a)....    45,000        1,651,950
                                                   ------------
                                                     16,963,700
                                                   ------------
CASINOS & GAMING  0.8%
Las Vegas Sands Corp. (a)...........    45,000        3,503,700
                                                   ------------

CATALOG RETAIL  0.4%
Coldwater Creek, Inc. (a)...........    70,000        1,873,200
                                                   ------------
COMMUNICATIONS EQUIPMENT  5.7%
Cisco Systems, Inc. (a).............   275,000        5,370,750
Corning, Inc. (a)...................   300,000        7,257,000
Harris Corp. .......................    40,000        1,660,400
Motorola, Inc. .....................   140,000        2,821,000
Nokia Oyj--ADR (Finland)............   185,000        3,748,100
QUALCOMM, Inc. .....................   105,000        4,207,350
                                                   ------------
                                                     25,064,600
                                                   ------------
COMPUTER & ELECTRONICS RETAIL  1.1%
Circuit City Stores, Inc. ..........   185,000        5,035,700
                                                   ------------

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
COMPUTER HARDWARE  2.6%
Apple Computer, Inc. (a)............    70,000     $  3,998,400
Hewlett-Packard Co. ................   235,000        7,444,800
                                                   ------------
                                                     11,443,200
                                                   ------------
COMPUTER STORAGE & PERIPHERALS  1.0%
Network Appliance, Inc. (a).........   120,000        4,236,000
                                                   ------------

CONSTRUCTION & ENGINEERING  0.8%
Fluor Corp. ........................    40,000        3,717,200
                                                   ------------

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS  1.9%
Joy Global, Inc. ...................    62,500        3,255,625
Manitowoc Co., Inc. ................    45,000        2,002,500
Trinity Industries, Inc. ...........    77,500        3,131,000
                                                   ------------
                                                      8,389,125
                                                   ------------
CONSUMER ELECTRONICS  0.8%
Garmin, Ltd. (Cayman Islands) (a)...    35,000        3,690,400
                                                   ------------

DATA PROCESSING & OUTSOURCED SERVICES  1.1%
Alliance Data Systems Corp. (a).....    45,000        2,646,900
Global Payments, Inc. ..............    45,000        2,184,750
                                                   ------------
                                                      4,831,650
                                                   ------------
DEPARTMENT STORES  3.4%
J.C. Penney Co., Inc. ..............   120,000        8,101,200
Kohl's Corp. (a)....................    55,000        3,251,600
Nordstrom, Inc. ....................    95,000        3,467,500
                                                   ------------
                                                     14,820,300
                                                   ------------
DIVERSIFIED METALS & MINING  1.8%
Peabody Energy Corp. ...............   140,000        7,805,000
                                                   ------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.9%
Emerson Electric Co. ...............    55,000        4,609,550
Rockwell Automation, Inc. ..........    50,000        3,600,500
                                                   ------------
                                                      8,210,050
                                                   ------------
FERTILIZERS & AGRICULTURAL CHEMICALS  1.1%
Monsanto Co. .......................    60,000        5,051,400
                                                   ------------

HEALTH CARE EQUIPMENT  0.5%
Hologic, Inc. (a)...................    45,000        2,221,200
                                                   ------------

HEALTH CARE SERVICES  0.6%
Laboratory Corp. of America Holdings
  (a)...............................    40,000        2,489,200
                                                   ------------

HOTELS, RESORTS & CRUISE LINES  1.4%
Hilton Hotels Corp. ................    95,000        2,686,600
Starwood Hotels & Resorts, Inc. ....    55,000        3,318,700
                                                   ------------
                                                      6,005,300
                                                   ------------
HOUSEHOLD PRODUCTS  0.7%
Colgate-Palmolive Co. ..............    50,000        2,995,000
                                                   ------------

HUMAN RESOURCE & EMPLOYMENT SERVICES  0.6%
Monster Worldwide, Inc. (a).........    65,000        2,772,900
                                                   ------------

HYPERMARKETS & SUPER CENTERS  1.0%
Costco Wholesale Corp. .............    80,000        4,570,400
                                                   ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
INTEGRATED OIL & GAS  1.6%
Marathon Oil Corp. .................    55,000     $  4,581,500
Suncor Energy, Inc. (Canada)........    30,000        2,430,300
                                                   ------------
                                                      7,011,800
                                                   ------------
INTERNET RETAIL  0.4%
Nutri/System, Inc. (a)..............    25,000        1,553,250
                                                   ------------

INTERNET SOFTWARE & SERVICES  2.6%
Akamai Technologies, Inc. (a).......   140,000        5,066,600
Google, Inc., Class A (a)...........    15,000        6,289,950
                                                   ------------
                                                     11,356,550
                                                   ------------
INVESTMENT BANKING & BROKERAGE  4.3%
Bear Stearns Co., Inc. .............    35,000        4,902,800
Charles Schwab Corp. ...............   245,000        3,915,100
E*TRADE Financial Corp. (a).........   185,000        4,221,700
Goldman Sachs Group, Inc. ..........    40,000        6,017,200
                                                   ------------
                                                     19,056,800
                                                   ------------
IT CONSULTING & OTHER SERVICES  1.4%
Cognizant Technology Solutions
  Corp., Class A (a)................    90,000        6,063,300
                                                   ------------
LIFE & HEALTH INSURANCE  1.3%
Prudential Financial, Inc. .........    75,000        5,827,500
                                                   ------------

MANAGED HEALTH CARE  0.8%
Sierra Health Services, Inc. (a)....    20,000          900,600
WellPoint, Inc. (a).................    35,000        2,546,950
                                                   ------------
                                                      3,447,550
                                                   ------------
MOVIES & ENTERTAINMENT  1.3%
Walt Disney Co. ....................   190,000        5,700,000
                                                   ------------

OIL & GAS DRILLING  0.8%
Transocean, Inc. (a)................    45,000        3,614,400
                                                   ------------

OIL & GAS EQUIPMENT & SERVICES  6.9%
Baker Hughes, Inc. .................    65,000        5,320,250
FMC Technologies, Inc. (a)..........    30,000        2,023,800
Grant Prideco, Inc. (a).............    90,000        4,027,500
Oceaneering International, Inc.
  (a)...............................    30,000        1,375,500
Schlumberger, Ltd. .................   165,000       10,743,150
Tetra Technologies, Inc. (a)........    45,000        1,363,050
Weatherford International, Ltd.
  (a)...............................   115,000        5,706,300
                                                   ------------
                                                     30,559,550
                                                   ------------
OIL & GAS REFINING & MARKETING  0.8%
Frontier Oil Corp. .................   110,000        3,564,000
                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.8%
J.P. Morgan Chase & Co. ............    80,000        3,360,000
                                                   ------------
PACKAGED FOODS & MEATS  0.5%
Campbell Soup Co. ..................    55,000        2,041,050
                                                   ------------
PHARMACEUTICALS  4.8%
Allergan, Inc. .....................    25,000        2,681,500
AstraZeneca PLC--ADR (United
  Kingdom)..........................    50,000        2,991,000
Novartis AG--ADR (Switzerland)......    90,000        4,852,800
Roche Holding
  AG--ADR (Switzerland).............    90,000        7,424,082
Shire PLC--ADR (United Kingdom).....    75,000        3,317,250
                                                   ------------
                                                     21,266,632
                                                   ------------

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE  0.4%
W.R. Berkley Corp. .................    52,500     $  1,791,825
                                                   ------------

PUBLISHING  0.6%
McGraw-Hill Co., Inc. ..............    55,000        2,762,650
                                                   ------------

RAILROADS  0.6%
Burlington Northern Santa Fe
  Corp. ............................    35,000        2,773,750
                                                   ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT  0.6%
CB Richard Ellis Group, Inc., Class
  A (a).............................   105,000        2,614,500
                                                   ------------

RESTAURANTS  2.1%
Darden Restaurants, Inc. ...........    55,000        2,167,000
Starbucks Corp. (a).................   185,000        6,985,600
                                                   ------------
                                                      9,152,600
                                                   ------------
SEMICONDUCTOR EQUIPMENT  2.7%
Cymer, Inc. (a).....................    45,000        2,090,700
Lam Research Corp. (a)..............   110,000        5,128,200
MEMC Electronic Materials, Inc.
  (a)...............................   130,000        4,875,000
                                                   ------------
                                                     12,093,900
                                                   ------------
SEMICONDUCTORS  1.5%
Intersil Corp., Class A.............    95,000        2,208,750
National Semiconductor Corp. .......    95,000        2,265,750
NVIDIA Corp. (a)....................    95,000        2,022,550
                                                   ------------
                                                      6,497,050
                                                   ------------
SOFT DRINKS  0.9%
Hansen Natural Corp. (a)............    20,000        3,807,400
                                                   ------------

SPECIALIZED FINANCE  1.7%
Chicago Mercantile Exchange
  Holdings, Inc. ...................    15,000        7,367,250
                                                   ------------

SPECIALIZED REIT'S  0.2%
Host Hotels & Resorts, Inc. ........    33,671          736,385
                                                   ------------

SPECIALTY STORES  1.2%
Office Depot, Inc. (a)..............   140,000        5,320,000
                                                   ------------

TRUCKING  0.5%
Swift Transportation Co., Inc.
  (a)...............................    65,000        2,064,400
                                                   ------------

STEEL  2.6%
Allegheny Technologies, Inc. .......    90,000        6,231,600
Nucor Corp. ........................    95,000        5,153,750
                                                   ------------
                                                     11,385,350
                                                   ------------
SYSTEMS SOFTWARE  0.6%
Red Hat, Inc. (a)...................   110,000        2,574,000
                                                   ------------

TRADING COMPANIES & DISTRIBUTORS  0.6%
WESCO International, Inc. (a).......    40,000        2,760,000
                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES  2.4%
America Movil SA de CV,
  Series L--ADR (Mexico)............   205,000        6,818,300
American Tower Corp., Class A (a)...   120,000        3,734,400
                                                   ------------
                                                     10,552,700
                                                   ------------

TOTAL LONG-TERM INVESTMENTS 92.7%
  (Cost $351,151,414)..........................     408,628,367

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                           VALUE
---------------------------------------------------------------
REPURCHASE AGREEMENT  6.7%
State Street Bank & Trust Co. ($29,612,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, interest rate of
  5.10%, dated 06/30/06, to be sold on 07/03/06
  at $29,624,585) (Cost $29,612,000)...........    $ 29,612,000
                                                   ------------

TOTAL INVESTMENTS 99.4%
  (Cost $380,763,414)..........................     438,240,367
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%....       2,853,991
                                                   ------------

NET ASSETS  100.0%.............................    $441,094,358
                                                   ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $380,763,414).......................    $ 438,240,367
Cash........................................................              326
Receivables:
  Investments Sold..........................................        3,586,214
  Portfolio Shares Sold.....................................          484,134
  Dividends.................................................          150,629
  Interest..................................................            4,195
Other.......................................................           89,815
                                                                -------------
    Total Assets............................................      442,555,680
                                                                -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................          538,363
  Portfolio Shares Repurchased..............................          343,406
  Investment Advisory Fee...................................          247,141
  Distributor and Affiliates................................           59,121
Trustees' Deferred Compensation and Retirement Plans........          143,315
Accrued Expenses............................................          129,976
                                                                -------------
    Total Liabilities.......................................        1,461,322
                                                                -------------
NET ASSETS..................................................    $ 441,094,358
                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $ 720,007,079
Net Unrealized Appreciation.................................       57,476,953
Accumulated Net Investment Loss.............................         (265,699)
Accumulated Net Realized Loss...............................     (336,123,975)
                                                                -------------
NET ASSETS..................................................    $ 441,094,358
                                                                =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $179,328,441 and
  6,444,677 shares of beneficial interest issued and
  outstanding)..............................................    $       27.83
                                                                =============
  Class II Shares (Based on net assets of $261,765,917 and
    9,485,545 shares of beneficial interest issued and
    outstanding)............................................    $       27.60
                                                                =============

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $32,421).....    $  1,299,261
Interest....................................................         701,401
                                                                ------------
    Total Income............................................       2,000,662
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,631,608
Distribution (12b-1) and Service Fees.......................         337,774
Custody.....................................................          21,500
Trustees' Fees and Related Expenses.........................          17,260
Shareholder Services........................................           8,784
Legal.......................................................           6,782
Other.......................................................         125,061
                                                                ------------
    Total Expenses..........................................       2,148,769
    Less Credits Earned on Cash Balances....................             908
                                                                ------------
    Net Expenses............................................       2,147,861
                                                                ------------
NET INVESTMENT LOSS.........................................    $   (147,199)
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 32,322,441
  Foreign Currency Transactions.............................            (113)
                                                                ------------
Net Realized Gain...........................................      32,322,328
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      92,277,881
  End of the Period.........................................      57,476,953
                                                                ------------
Net Unrealized Depreciation During the Period...............     (34,800,928)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $ (2,478,600)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (2,625,799)
                                                                ============

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2006         DECEMBER 31, 2005
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $   (147,199)          $    (23,382)
Net Realized Gain...........................................        32,322,328             24,066,936
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (34,800,928)            10,159,125
                                                                  ------------           ------------
Change in Net Assets from Operations........................        (2,625,799)            34,202,679
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................               -0-               (570,941)
  Class II Shares...........................................               -0-                (31,865)
                                                                  ------------           ------------
Total Distributions.........................................               -0-               (602,806)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (2,625,799)            33,599,873
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        15,903,302             40,061,785
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................               -0-                602,806
Cost of Shares Repurchased..................................       (44,275,522)           (95,134,207)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       (28,372,220)           (54,469,616)
                                                                  ------------           ------------
TOTAL DECREASE IN NET ASSETS................................       (30,998,019)           (20,869,743)
NET ASSETS:
Beginning of the Period.....................................       472,092,377            492,962,120
                                                                  ------------           ------------
End of the Period (Including accumulated net investment loss
  of $265,699 and $118,500, respectively)...................      $441,094,358           $472,092,377
                                                                  ============           ============

See Notes to Financial Statements                                             13

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
CLASS I SHARES                                       JUNE 30,        ------------------------------------------------------------
                                                       2006           2005         2004         2003         2002          2001
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........      $28.01         $26.02       $24.31       $19.09       $ 28.36       $ 41.44
                                                      ------         ------       ------       ------       -------       -------
  Net Investment Income/Loss....................         .01(a)         .03(a)       .06(a)      (.06)(a)      (.04)(a)       .08
  Net Realized and Unrealized Gain/Loss.........        (.19)          2.03         1.65         5.28         (9.15)       (13.13)
                                                      ------         ------       ------       ------       -------       -------
Total from Investment Operations................        (.18)          2.06         1.71         5.22         (9.19)       (13.05)
Less Distributions from Net Investment Income...         -0-            .07          -0-          -0-           .08           .03
                                                      ------         ------       ------       ------       -------       -------
NET ASSET VALUE, END OF THE PERIOD..............      $27.83         $28.01       $26.02       $24.31       $ 19.09       $ 28.36
                                                      ======         ======       ======       ======       =======       =======

Total Return....................................      -0.64%*         7.93%        7.03%       27.34%       -32.48%       -31.49%
Net Assets at End of the Period (In millions)...      $179.3         $204.0       $235.3       $263.5       $ 229.3       $ 398.4
Ratio of Expenses to Average Net Assets.........        .78%           .77%         .77%         .77%          .78%          .76%
Ratio of Net Investment Income/Loss to Average
  Net Assets....................................        .08%           .13%         .23%        (.27%)        (.15%)         .26%
Portfolio Turnover..............................         65%*           98%         174%         170%          234%          174%

*   Non-Annualized

(a) Based on average shares outstanding.

 14                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
CLASS II SHARES                                      JUNE 30,        ------------------------------------------------------------
                                                       2006           2005         2004         2003         2002          2001
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........      $27.81         $25.84       $24.20       $19.05       $ 28.30       $ 41.41
                                                      ------         ------       ------       ------       -------       -------
  Net Investment Income/Loss....................        (.02)(a)       (.03)(a)      -0-**(a)    (.11)(a)      (.09)(a)      (.03)
  Net Realized and Unrealized Gain/Loss.........        (.19)          2.00         1.64         5.26         (9.15)       (13.08)
                                                      ------         ------       ------       ------       -------       -------
Total from Investment Operations................        (.21)          1.97         1.64         5.15         (9.24)       (13.11)
Less Distributions from Net Investment Income...         -0-            -0-**        -0-          -0-           .01           -0-
                                                      ------         ------       ------       ------       -------       -------
NET ASSET VALUE, END OF THE PERIOD..............      $27.60         $27.81       $25.84       $24.20       $ 19.05       $ 28.30
                                                      ======         ======       ======       ======       =======       =======

Total Return (b)................................      -0.76%*         7.64%        6.78%       27.03%       -32.65%       -31.66%
Net Assets at End of the Period (In millions)...      $261.8         $268.1       $257.6       $219.1       $ 124.1       $ 121.6
Ratio of Expenses to Average Net Assets.........       1.03%          1.02%        1.02%        1.02%         1.03%         1.01%
Ratio of Net Investment Income/Loss to Average
  Net Assets....................................       (.17%)         (.12%)        .02%        (.52%)        (.40%)        (.10%)
Portfolio Turnover..............................         65%*           98%         174%         170%          234%          174%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             15

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Strategic Growth Portfolio (formerly Life Investment Trust Emerging Growth Portfolio) (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by its allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Portfolio utilized capital losses carried forward of $23,976,703. At December 31, 2005, the Portfolio had an accumulated capital loss carryforward for tax purposes of $368,282,795 which will expire according to the following schedule:

AMOUNT                                                             EXPIRATION
$221,449,619................................................    December 31, 2009
 144,941,795................................................    December 31, 2010
   1,891,381................................................    December 31, 2011

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $380,926,922
                                                                ============
Gross tax unrealized appreciation...........................    $ 63,113,082
Gross tax unrealized depreciation...........................      (5,799,637)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 57,313,445
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distribution paid from:
  Ordinary Income...........................................    $602,806

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    As of December 31, 2005, there were no distributable earnings on a tax basis.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Portfolio's custody fee was reduced by $908 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .70%
Next $500 million...........................................       .65%
Over $1 billion.............................................       .60%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II Shares, respectively. For the six months ended June 30, 2006, the Advisor did not waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $6,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $13,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $72,439 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2006, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $37,908.

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions were as follows:

                                                                           FOR THE                             FOR THE
                                                                      SIX MONTHS ENDED                       YEAR ENDED
                                                                        JUNE 30, 2006                     DECEMBER 31, 2005
                                                                -----------------------------       -----------------------------
                                                                  SHARES            VALUE             SHARES            VALUE
Sales:
  Class I...................................................        90,800       $  2,604,309          429,162       $ 11,171,196
  Class II..................................................       465,030         13,298,993        1,117,881         28,890,589
                                                                ----------       ------------       ----------       ------------
Total Sales.................................................       555,830       $ 15,903,302        1,547,043       $ 40,061,785
                                                                ==========       ============       ==========       ============
Dividend Reinvestment:
  Class I...................................................           -0-       $        -0-           21,292       $    570,941
  Class II..................................................           -0-                -0-            1,273             31,865
                                                                ----------       ------------       ----------       ------------
Total Dividend Reinvestment.................................           -0-       $        -0-           22,565       $    602,806
                                                                ==========       ============       ==========       ============
Repurchases:
  Class I...................................................      (930,682)      $(26,727,954)      (2,210,109)      $(57,554,686)
  Class II..................................................      (617,914)       (17,547,568)      (1,452,598)       (37,579,601)
                                                                ----------       ------------       ----------       ------------
Total Repurchases...........................................    (1,548,596)      $(44,275,522)      (3,662,707)      $(95,134,207)
                                                                ==========       ============       ==========       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $284,681,078 and $314,968,960, respectively.

5. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST STRATEGIC GROWTH PORTFOLIO

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*-CHAIRMAN
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEPHANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Strategic Growth Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Strategic Growth Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                              LIT SAR EMG 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02093P-Y06/06

Item 1. Report to Shareholders.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Enterprise Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. PORTFOLIOS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF THE PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

 ------------------------------------------------------------------------
 AVERAGE ANNUAL                   CLASS I              CLASS II
 TOTAL RETURNS                 since 4/07/86         since 7/24/00

 Since Inception                   7.47%                -7.78%

 10-year                           4.32                    --

 5-year                           -1.23                 -1.46

 1-year                            6.17                  5.92

 6-month                          -1.24                 -1.33

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an index of the 1,000 largest U.S. companies based on market capitalization. This index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The six-month period ended June 30, 2006 was characterized by choppy conditions in the stock market. A rising tide of negative sentiment resulting from the Federal Open Market Committee's (the "Fed's") interest rate increases, mounting inflation concerns and uncertainty about the future pace of economic growth provided a challenging environment for stock investing.

The stock market opened 2006 against the backdrop of a pronounced "January Effect." The "January Effect" is a historical trend wherein the market rallies in the first month of the calendar year, particularly in higher-volatility segments of the market such as small-cap and technology stocks. Stocks slowed their pace in February as investors became apprehensive about employment and payroll data and corporate earnings announcements. Sentiment brightened again in March and April as strong economic growth data, high-profile merger-and-acquisition activity and more positive developments on the corporate earnings front gave a boost to the stock market.

However, the market encountered a steep sell-off in May followed by flat performance in June. The Fed raised rates in both months, and its accompanying language did little to soothe investors seeking a respite from monetary tightening. The central bank's actions combined with inflation data and rising commodity prices to send a chill across the markets. Although the large-cap growth segment of the stock market, which comprises the fund's investment universe, experienced pockets of strength at times during the period, value stocks outperformed for the six months overall.


PERFORMANCE ANALYSIS

The portfolio returned -1.24 percent for the six months ended June 30, 2006 (Class I shares). In comparison, the portfolio's benchmark, the Russell 1000(R) Growth Index, outperformed the portfolio returning -0.93 percent for the period.

The materials sector was the best contributor to the portfolio's return both on an absolute basis and relative to the Russell 1000 Growth Index. The commodity prices for raw materials continued to increase across the board, bolstered by anticipation of rising demand amid a strong global economic environment. The utilities sector was another source of gains for the portfolio's overall return during the period, as was a position in the industrials sector. As with materials stocks, the industrials group benefited from the favorable economic backdrop, and the transportation industry was a notable standout here.

Although almost all of the portfolio's sectors generated positive returns, two sectors were negative performers. Health care stocks detracted from the portfolio's overall return, as weak results in the health care services industry offset strength in the biotechnology area. The technology sector also performed poorly for the portfolio, primarily due to languishing returns in the semiconductor group. Software and services and hardware and equipment stocks further dampened the portfolio performance in the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

----------------------------------------------
                              RUSSELL
                              1000(R)
      CLASS I   CLASS II   GROWTH INDEX
      -1.24%     -1.33%       -0.93%
----------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

TOP 10 HOLDINGS AS OF 6/30/06
UnitedHealth Group, Inc.                             2.9%
CVS Corp.                                            2.2
Celgene Corp.                                        2.2
Gilead Sciences, Inc.                                2.1
Corning, Inc.                                        1.8
NVIDIA Corp.                                         1.7
American Eagle Outfitters, Inc.                      1.6
Archer-Daniels-Midland Co.                           1.5
United Technologies Corp.                            1.4
Caterpillar, Inc.                                    1.4

SUMMARY OF INVESTMENTS BY INDUSTRY
CLASSIFICATIONS AS OF 6/30/06
Managed Health Care                                  6.8%
Communications Equipment                             5.3
Biotechnology                                        5.2
Semiconductors                                       4.7
Pharmaceuticals                                      4.6
Apparel Retail                                       3.7
Investment Banking & Brokerage                       2.9
Construction & Farm Machinery & Heavy Trucks         2.9
Application Software                                 2.8
Railroads                                            2.8
Drug Retail                                          2.7
Semiconductor Equipment                              2.7
Specialty Stores                                     2.3
Aerospace & Defense                                  2.1
Health Care Services                                 2.0
Internet Software & Services                         1.7
Data Processing & Outsourced Services                1.7
Computer Storage & Peripherals                       1.6
Agricultural Products                                1.5
Asset Management & Custody Banks                     1.5
Casinos & Gaming                                     1.5
Hypermarkets & Super Centers                         1.4
Industrial Machinery                                 1.3
Restaurants                                          1.3
Oil & Gas Refining & Marketing                       1.2
Soft Drinks                                          1.2
Other Diversified Financial Services                 1.2
Air Freight & Logistics                              1.1
Electrical Components & Equipment                    1.1
Food Retail                                          1.1
Wireless Telecommunication Services                  1.1
Airlines                                             1.0
Diversified Metals & Mining                          1.0
Distillers & Vintners                                1.0
Household Products                                   1.0
Oil & Gas Drilling                                   1.0
Computer Hardware                                    0.9
Department Stores                                    0.9
Movies & Entertainment                               0.9
Oil & Gas Exploration & Production                   0.9
Packaged Foods & Meats                               0.9
Steel                                                0.9
Electronic Equipment Manufacturers                   0.7
Health Care Distributors                             0.7
Independent Power Producers & Energy Traders         0.7
Industrial Conglomerates                             0.7
Oil & Gas Equipment & Services                       0.7
Thrifts & Mortgage Finance                           0.6
Apparel, Accessories & Luxury Goods                  0.5
Electronic Manufacturing Services                    0.5
Health Care Equipment                                0.5
Automotive Retail                                    0.4
Construction Materials                               0.4
Consumer Finance                                     0.4
Home Improvement Retail                              0.4
Household Appliances                                 0.4
Internet Retail                                      0.4
Multi-line Insurance                                 0.4
Computer & Electronics Retail                        0.3
Home Furnishings                                     0.3
Homefurnishing Retail                                0.3
Integrated Oil & Gas                                 0.3
Property & Casualty Insurance                        0.3
Technology Distributors                              0.3
Auto Parts & Equipment                               0.2
Construction & Engineering                           0.2
Education Services                                   0.2
Home Entertainment Software                          0.2
Hotels, Resorts & Cruise Lines                       0.2
IT Consulting & Other Services                       0.2
Specialized Finance                                  0.2
Trading Companies & Distributors                     0.2
                                                   -----
Total Long-Term Investments                         97.2%
Short-Term Investments                               3.1
Liabilities in Excess of Other Assets               -0.3
                                                   -----
Net Assets                                         100.0%

Subject to change daily. Provided for informational purposes only and not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                                                BEGINNING         ENDING        EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                              ------------------------------------------------
                                                                 1/1/06           6/30/06       1/1/06-6/30/06
Class I
  Actual....................................................    $1,000.00        $  987.57          $2.96
  Hypothetical..............................................     1,000.00         1,021.79           3.01
  (5% annual return before expenses)
Class II
  Actual....................................................     1,000.00           986.69           4.19
  Hypothetical..............................................     1,000.00         1,020.59           4.26
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60% and 0.85%, for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006 the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
COMMON STOCKS  97.2%
AEROSPACE & DEFENSE 2.1%
Precision Castparts Corp. ..........   13,300      $    794,808
United Technologies Corp. ..........   27,900         1,769,418
                                                   ------------
                                                      2,564,226
                                                   ------------

AGRICULTURAL PRODUCTS  1.5%
Archer-Daniels-Midland Co. .........   45,800         1,890,624
                                                   ------------

AIR FREIGHT & LOGISTICS  1.1%
FedEx Corp. ........................   12,000         1,402,320
                                                   ------------

AIRLINES  1.0%
AMR Corp. (a).......................   25,608           650,955
Continental Airlines, Inc., Class B
  (a)...............................   19,600           584,080
                                                   ------------
                                                      1,235,035
                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS  0.5%
Coach, Inc. (a).....................   20,365           608,913
                                                   ------------

APPAREL RETAIL  3.7%
Abercrombie & Fitch Co., Class A....   24,979         1,384,586
American Eagle Outfitters, Inc. ....   57,700         1,964,108
bebe stores, Inc. ..................   39,892           615,135
Chico's FAS, Inc. (a)...............    7,858           212,009
The Men's Wearhouse, Inc. ..........   13,100           396,930
                                                   ------------
                                                      4,572,768
                                                   ------------
APPLICATION SOFTWARE  2.8%
Amdocs, Ltd. (Guernsey) (a).........   10,300           376,980
Cadence Design Systems, Inc. (a)....   31,700           543,655
Citrix Systems, Inc. (a)............   11,200           449,568
FactSet Research Systems, Inc. .....   21,100           998,030
SAP AG--ADR (Germany)...............   21,100         1,108,172
                                                   ------------
                                                      3,476,405
                                                   ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.5%
Ameriprise Financial, Inc. .........   15,350           685,684
Franklin Resources, Inc. ...........    2,717           235,863
Legg Mason, Inc. ...................    8,664           862,241
                                                   ------------
                                                      1,783,788
                                                   ------------
AUTO PARTS & EQUIPMENT  0.2%
Johnson Controls, Inc. .............    3,500           287,770
                                                   ------------
AUTOMOTIVE RETAIL  0.4%
Advance Auto Parts, Inc. ...........    4,800           138,720
O'Reilly Automotive, Inc. (a).......   13,100           408,589
                                                   ------------
                                                        547,309
                                                   ------------
BIOTECHNOLOGY  5.2%
Amgen, Inc. (a).....................    8,700           567,501
Biogen Idec, Inc. (a)...............   13,200           611,556
Celgene Corp. (a)...................   56,200         2,665,566
Gilead Sciences, Inc. (a)...........   43,400         2,567,544
                                                   ------------
                                                      6,412,167
                                                   ------------
CASINOS & GAMING  1.5%
Harrah's Entertainment, Inc. .......    6,700           476,906
MGM MIRAGE (a)......................   12,000           489,600
Penn National Gaming, Inc. (a)......   16,900           655,382
Wynn Resorts, Ltd. (a)..............    3,378           247,607
                                                   ------------
                                                      1,869,495
                                                   ------------
COMMUNICATIONS EQUIPMENT  5.3%
Corning, Inc. (a)...................   92,114         2,228,238
Harris Corp. .......................   22,900           950,579
Juniper Networks, Inc. (a)..........   13,904           222,325
Motorola, Inc. .....................   80,150         1,615,023
QUALCOMM, Inc. .....................   25,033         1,003,072
Research in Motion, Ltd.
  (Canada) (a)......................    3,608           251,730
Tellabs, Inc. (a)...................   17,006           226,350
                                                   ------------
                                                      6,497,317
                                                   ------------

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
COMPUTER & ELECTRONICS RETAIL  0.3%
Best Buy Co., Inc. .................    4,648      $    254,896
RadioShack Corp. ...................   11,800           165,200
                                                   ------------
                                                        420,096
                                                   ------------
COMPUTER HARDWARE  0.9%
Apple Computer, Inc. (a)............   19,298         1,102,302
                                                   ------------

COMPUTER STORAGE & PERIPHERALS  1.6%
EMC Corp. (a).......................   75,428           827,445
Seagate Technology (Cayman Islands)
  (a)...............................   10,247           231,992
Western Digital Corp. (a)...........   43,600           863,716
                                                   ------------
                                                      1,923,153
                                                   ------------
CONSTRUCTION & ENGINEERING  0.2%
Jacobs Engineering Group, Inc.
  (a)...............................    2,757           219,567
                                                   ------------

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS  2.9%
Caterpillar, Inc. ..................   22,900         1,705,592
Cummins, Inc. ......................    5,100           623,475
Deere & Co. ........................    6,200           517,638
Joy Global, Inc. ...................    4,844           252,324
Oshkosh Truck Corp. ................    9,600           456,192
                                                   ------------
                                                      3,555,221
                                                   ------------
CONSTRUCTION MATERIALS  0.4%
Cemex S.A. de C.V.--ADR (Mexico)....    8,100           461,457
                                                   ------------

CONSUMER FINANCE  0.4%
First Marblehead Corp. .............    8,100           461,214
                                                   ------------

DATA PROCESSING & OUTSOURCED SERVICES  1.7%
Ceridian Corp. (a)..................   31,100           760,084
CheckFree Corp. (a).................   26,100         1,293,516
                                                   ------------
                                                      2,053,600
                                                   ------------
DEPARTMENT STORES  0.9%
Nordstrom, Inc. ....................   23,467           856,546
Saks, Inc. .........................   14,788           239,122
                                                   ------------
                                                      1,095,668
                                                   ------------
DISTILLERS & VINTNERS  1.0%
Brown-Forman Corp., Class B.........   16,900         1,207,505
                                                   ------------

DIVERSIFIED METALS & MINING  1.0%
Cameco Corp. (Canada)...............    7,100           283,787
Freeport-McMoRan Copper & Gold,
  Inc., Class B.....................   10,000           554,100
Southern Copper Corp. ..............    4,300           383,259
                                                   ------------
                                                      1,221,146
                                                   ------------
DRUG RETAIL  2.7%
CVS Corp. ..........................   87,900         2,698,530
Walgreen Co. .......................   14,600           654,664
                                                   ------------
                                                      3,353,194
                                                   ------------
EDUCATION SERVICES  0.2%
Apollo Group, Inc., Class A (a).....    4,172           215,567
                                                   ------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.1%
Rockwell Automation, Inc. ..........   17,879         1,287,467
                                                   ------------

ELECTRONIC EQUIPMENT MANUFACTURERS  0.7%
L.G. Philips LCD Co., Ltd.--ADR
  (Republic of Korea (South Korea))
  (a)...............................   13,972           253,173
Mettler-Toledo International, Inc.
  (a)...............................   10,100           611,757
                                                   ------------
                                                        864,930
                                                   ------------
ELECTRONIC MANUFACTURING SERVICES  0.5%
Jabil Circuit, Inc. ................   24,200           619,520
                                                   ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
FOOD RETAIL  1.1%
Safeway, Inc. ......................   27,400      $    712,400
Whole Foods Market, Inc. ...........    9,300           601,152
                                                   ------------
                                                      1,313,552
                                                   ------------
HEALTH CARE DISTRIBUTORS  0.7%
AmerisourceBergen Corp. ............   21,100           884,512
                                                   ------------

HEALTH CARE EQUIPMENT  0.5%
Becton, Dickinson & Co. ............   10,800           660,204
                                                   ------------

HEALTH CARE SERVICES  2.0%
Caremark Rx, Inc. ..................   18,100           902,647
Express Scripts, Inc. (a)...........    8,300           595,442
Laboratory Corp. of America Holdings
  (a)...............................    5,850           364,046
Quest Diagnostics, Inc. ............   10,700           641,144
                                                   ------------
                                                      2,503,279
                                                   ------------
HOME ENTERTAINMENT SOFTWARE  0.2%
Electronic Arts, Inc. (a)...........    5,372           231,211
                                                   ------------

HOME FURNISHINGS  0.3%
Tempur-Pedic International, Inc.
  (a)...............................   27,300           368,823
                                                   ------------

HOME IMPROVEMENT RETAIL  0.4%
Home Depot, Inc. ...................   13,800           493,902
                                                   ------------

HOMEFURNISHING RETAIL  0.3%
Bed Bath & Beyond, Inc. (a).........    6,558           217,529
Williams-Sonoma, Inc. ..............    5,500           187,275
                                                   ------------
                                                        404,804
                                                   ------------
HOTELS, RESORTS & CRUISE LINES  0.2%
Carnival Corp. (Panama).............    6,259           261,251
                                                   ------------
HOUSEHOLD APPLIANCES  0.4%
Black & Decker Corp. ...............    5,700           481,422
                                                   ------------

HOUSEHOLD PRODUCTS  1.0%
Colgate-Palmolive Co. ..............   16,000           958,400
Procter & Gamble Co. ...............    4,377           243,361
                                                   ------------
                                                      1,201,761
                                                   ------------
HYPERMARKETS & SUPER CENTERS  1.4%
Costco Wholesale Corp. .............   18,200         1,039,766
Wal-Mart Stores, Inc. ..............   12,900           621,393
                                                   ------------
                                                      1,661,159
                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS  0.7%
TXU Corp. ..........................   14,000           837,060
                                                   ------------

INDUSTRIAL CONGLOMERATES  0.7%
General Electric Co. ...............   24,600           810,816
                                                   ------------

INDUSTRIAL MACHINERY  1.3%
Ingersoll-Rand Co., Ltd., Class A
  (Bermuda).........................   19,074           815,986
Parker Hannifin Corp. ..............   10,600           822,560
                                                   ------------
                                                      1,638,546
                                                   ------------
INTEGRATED OIL & GAS  0.3%
Exxon Mobil Corp. ..................    6,300           386,505
                                                   ------------

INTERNET RETAIL  0.4%
Amazon.com, Inc. (a)................    6,782           262,328
Expedia, Inc. (a)...................   15,203           227,589
                                                   ------------
                                                        489,917
                                                   ------------
INTERNET SOFTWARE & SERVICES  1.7%
eBay, Inc. (a)......................   15,570           456,045
Openwave Systems, Inc. (a)..........   60,782           701,424

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (CONTINUED)
VeriSign, Inc. (a)..................   10,439      $    241,872
Yahoo!, Inc. (a)....................   21,752           717,816
                                                   ------------
                                                      2,117,157
                                                   ------------
INVESTMENT BANKING & BROKERAGE  2.9%
Bear Stearns Cos., Inc. ............    3,600           504,288
E*TRADE Financial Corp. (a).........   30,006           684,737
Goldman Sachs Group, Inc. ..........    5,800           872,494
Lehman Brothers Holdings, Inc. .....    3,675           239,426
Merrill Lynch & Co., Inc. ..........   15,750         1,095,570
TD Ameritrade Holding Corp. ........   15,112           223,809
                                                   ------------
                                                      3,620,324
                                                   ------------
IT CONSULTING & OTHER SERVICES  0.2%
Accenture, Ltd., Class A
  (Bermuda).........................    8,300           235,056
                                                   ------------

MANAGED HEALTH CARE  6.8%
Aetna, Inc. ........................   41,000         1,637,130
Coventry Health Care, Inc. (a)......   23,250         1,277,355
Humana, Inc. (a)....................   14,300           767,910
UnitedHealth Group, Inc. (b)........   78,400         3,510,752
WellPoint, Inc. (a).................   16,100         1,171,597
                                                   ------------
                                                      8,364,744
                                                   ------------
MOVIES & ENTERTAINMENT  0.9%
News Corp., Class A.................   58,800         1,127,784
                                                   ------------

MULTI-LINE INSURANCE  0.4%
Unitrin, Inc. ......................   11,000           479,490
                                                   ------------

OIL & GAS DRILLING  1.0%
Helmerich & Payne, Inc. ............    6,400           385,664
Patterson--UTI Energy, Inc. ........   16,900           478,439
Rowan Cos., Inc. ...................   11,800           419,962
                                                   ------------
                                                      1,284,065
                                                   ------------
OIL & GAS EQUIPMENT & SERVICES  0.7%
Baker Hughes, Inc. .................    9,800           802,130
                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION  0.9%
Chesapeake Energy Corp. ............   15,200           459,800
XTO Energy, Inc. ...................   15,000           664,050
                                                   ------------
                                                      1,123,850
                                                   ------------
OIL & GAS REFINING & MARKETING  1.2%
Sunoco, Inc. .......................    5,200           360,308
Tesoro Corp. .......................    7,700           572,572
Valero Energy Corp. ................    8,900           592,028
                                                   ------------
                                                      1,524,908
                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.2%
Bank of America Corp. ..............   10,000           481,000
Citigroup, Inc. ....................    9,800           472,752
JPMorgan Chase & Co. ...............   11,500           483,000
                                                   ------------
                                                      1,436,752
                                                   ------------
PACKAGED FOODS & MEATS  0.9%
General Mills, Inc. ................    9,500           490,770
Kellogg Co. ........................   13,000           629,590
                                                   ------------
                                                      1,120,360
                                                   ------------
PHARMACEUTICALS  4.6%
Abraxis Bioscience, Inc. (a)........    5,847           139,392
Allergan, Inc. .....................    8,700           933,162
Barr Pharmaceuticals, Inc. (a)......   22,400         1,068,256
Endo Pharmaceuticals Holdings, Inc.
  (a)...............................   16,200           534,276
Merck & Co., Inc. ..................   19,100           695,813
Novartis AG--ADR (Switzerland)......   12,400           668,608
Schering-Plough Corp. ..............   25,100           477,653
Teva Pharmaceutical Industries,
  Ltd.--ADR (Israel)................    6,299           198,985
Wyeth...............................   20,700           919,287
                                                   ------------
                                                      5,635,432
                                                   ------------

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE  0.3%
Hanover Insurance Group, Inc. ......    8,800      $    417,648
                                                   ------------
RAILROADS  2.8%
Burlington Northern Santa Fe
  Corp. ............................    7,500           594,375
CSX Corp. ..........................   13,900           979,116
Norfolk Southern Corp. .............   24,400         1,298,568
Union Pacific Corp. ................    6,100           567,056
                                                   ------------
                                                      3,439,115
                                                   ------------
RESTAURANTS  1.3%
Applebee's International, Inc. .....    8,493           163,235
Darden Restaurants, Inc. ...........   22,800           898,320
Sonic Corp. (a).....................   22,700           471,933
                                                   ------------
                                                      1,533,488
                                                   ------------
SEMICONDUCTOR EQUIPMENT  2.7%
Applied Materials, Inc. ............   74,041         1,205,387
ASML Holding N.V.--ADR (Netherlands)
  (a)...............................   29,500           596,490
KLA-Tencor Corp. ...................    5,791           240,732
MEMC Electronic Materials, Inc.
  (a)...............................   33,300         1,248,750
                                                   ------------
                                                      3,291,359
                                                   ------------
SEMICONDUCTORS  4.7%
Advanced Micro Devices, Inc. (a)....   16,600           405,372
Altera Corp. (a)....................   12,992           228,010
Analog Devices, Inc. ...............    7,121           228,869
Broadcom Corp., Class A (a).........   31,500           946,575
Marvell Technology Group, Ltd.
  (Bermuda) (a).....................    4,868           215,798
Maxim Integrated Products, Inc. ....    7,337           235,591
National Semiconductor Corp. .......   29,539           704,505
NVIDIA Corp. (a)....................   96,998         2,065,087
PMC-Sierra, Inc. (a)................   78,234           735,400
                                                   ------------
                                                      5,765,207
                                                   ------------
SOFT DRINKS  1.2%
Pepsi Bottling Group, Inc. .........   26,500           851,975
PepsiCo, Inc. ......................    9,900           594,396
                                                   ------------
                                                      1,446,371
                                                   ------------
SPECIALIZED FINANCE  0.2%
Nasdaq Stock Market, Inc. (a).......    9,011           269,429
                                                   ------------
SPECIALTY STORES  2.3%
Barnes & Noble, Inc. ...............    5,084           185,566
Claire's Stores, Inc. ..............   39,497         1,007,568
PETsMART, Inc. .....................   18,700           478,720

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
SPECIALTY STORES (CONTINUED)
Staples, Inc. ......................   36,000      $    875,520
Tiffany & Co. ......................    6,931           228,862
                                                   ------------
                                                      2,776,236
                                                   ------------
STEEL  0.9%
Allegheny Technologies, Inc. .......    7,824           541,734
Companhia Vale do Rio Doce--ADR
  (Brazil)..........................   22,000           528,880
                                                   ------------
                                                      1,070,614
                                                   ------------
TECHNOLOGY DISTRIBUTORS  0.3%
Avnet, Inc. (a).....................   20,300           406,406
                                                   ------------

THRIFTS & MORTGAGE FINANCE  0.6%
Fannie Mae..........................    4,758           228,860
Radian Group, Inc. .................    9,000           556,020
                                                   ------------
                                                        784,880
                                                   ------------
TRADING COMPANIES & DISTRIBUTORS  0.2%
Fastenal Co. .......................    6,035           243,150
                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES  1.1%
America Movil S.A. de C.V., Ser L--
  ADR (Mexico)......................   19,200           638,592
American Tower Corp., Class A (a)...   24,200           753,104
                                                   ------------
                                                      1,391,696
                                                   ------------

TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $107,354,778)..........................     119,546,119

REPURCHASE AGREEMENT  3.1%
State Street Bank & Trust Co. ($3,821,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, interest rate of
  5.10%, dated 06/30/06, to be sold on
  07/03/06 at $3,822,624)
  (Cost $3,821,000)............................       3,821,000
                                                   ------------

TOTAL INVESTMENTS  100.3%
  (Cost $111,175,778)..........................     123,367,119
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.3%)...............................        (311,570)
                                                   ------------

NET ASSETS  100.0%.............................    $123,055,549
                                                   ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

(b) All or a portion of this security has been physically segregated in connection with open futures contracts.

ADR--American Depositary Receipt

                                                                                 UNREALIZED
                                                                                APPRECIATION/
FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2006:              CONTRACTS       DEPRECIATION
LONG CONTRACTS:
S&P 500 Index Futures, September 2006 (Current Notional
  Value of $319,850 per contract)...........................        10            $  51,713
                                                                   ===            =========

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $111,175,778).......................    $123,367,119
Cash........................................................              23
Receivables:
  Dividends.................................................          50,730
  Portfolio Shares Sold.....................................          30,219
  Interest..................................................             541
Other.......................................................         147,452
                                                                ------------
    Total Assets............................................     123,596,084
                                                                ------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................         198,188
  Investment Advisory Fee...................................          38,692
  Variation Margin on Futures...............................           7,450
  Distributor and Affiliates................................           7,431
Trustees' Deferred Compensation and Retirement Plans........         213,270
Accrued Expenses............................................          75,504
                                                                ------------
    Total Liabilities.......................................         540,535
                                                                ------------
NET ASSETS..................................................    $123,055,549
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $164,501,626
Net Unrealized Appreciation.................................      12,243,056
Accumulated Undistributed Net Investment Income.............          17,582
Accumulated Net Realized Loss...............................     (53,706,715)
                                                                ------------
NET ASSETS..................................................    $123,055,549
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $102,288,455 and
  7,121,134 shares of beneficial interest issued and
  outstanding)..............................................    $      14.36
                                                                ============
  Class II Shares (Based on net assets of $20,767,094 and
  1,444,457 shares of beneficial interest issued and
  outstanding)..............................................    $      14.38
                                                                ============

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,025)......    $   566,573
Interest....................................................         68,430
                                                                -----------
    Total Income............................................        635,003
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        327,726
Shareholder Reports.........................................         35,951
Distribution (12b-1) and Service Fees.......................         26,646
Trustees' Fees and Related Expenses.........................         18,020
Custody.....................................................         12,553
Shareholder Services........................................          8,184
Legal.......................................................          1,764
Other.......................................................         40,898
                                                                -----------
    Total Expenses..........................................        471,742
    Investment Advisory Fee Reduction.......................         51,637
    Less Credits Earned on Cash Balances....................            188
                                                                -----------
    Net Expenses............................................        419,917
                                                                -----------
NET INVESTMENT INCOME.......................................    $   215,086
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 7,441,523
  Futures...................................................        (84,146)
  Foreign Currency Transactions.............................              9
                                                                -----------
Net Realized Gain...........................................      7,357,386
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     21,232,180
                                                                -----------
  End of the Period:
    Investments.............................................     12,191,341
    Futures.................................................         51,713
    Foreign Currency Translation............................              2
                                                                -----------
                                                                 12,243,056
                                                                -----------
Net Unrealized Depreciation During the Period...............     (8,989,124)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(1,631,738)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,416,652)
                                                                ===========

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2006         DECEMBER 31, 2005
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $    215,086           $    506,747
Net Realized Gain...........................................         7,357,386              4,968,561
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        (8,989,124)             4,810,606
                                                                  ------------           ------------
Change in Net Assets from Operations........................        (1,416,652)            10,285,914
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................          (463,679)              (875,117)
  Class II Shares...........................................           (39,015)               (93,325)
                                                                  ------------           ------------
Total Distributions.........................................          (502,694)              (968,442)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (1,919,346)             9,317,472
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................         3,353,252              6,479,138
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           502,694                968,442
Cost of Shares Repurchased..................................       (12,620,244)           (30,031,822)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (8,764,298)           (22,584,242)
                                                                  ------------           ------------
TOTAL DECREASE IN NET ASSETS................................       (10,683,644)           (13,266,770)
NET ASSETS:
Beginning of the Period.....................................       133,739,193            147,005,963
                                                                  ------------           ------------
End of the Period (Including accumulated undistributed net
  investment income of $17,582 and $305,190,
  respectively).............................................      $123,055,549           $133,739,193
                                                                  ============           ============

See Notes to Financial Statements                                             13

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
CLASS I SHARES                                       JUNE 30,        ------------------------------------------------------------
                                                       2006           2005         2004         2003         2002          2001
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........      $14.60         $13.60       $13.12       $10.48       $ 14.89       $ 20.27
                                                      ------         ------       ------       ------       -------       -------
  Net Investment Income.........................         .03(a)         .06          .10          .05           .06           .06
  Net Realized and Unrealized Gain/Loss.........        (.21)          1.04          .43         2.65         (4.41)        (4.20)
                                                      ------         ------       ------       ------       -------       -------
Total from Investment Operations................        (.18)          1.10          .53         2.70         (4.35)        (4.14)
                                                      ------         ------       ------       ------       -------       -------
Less:
  Distributions from Net Investment Income......         .06            .10          .05          .06           .06           .03
  Distributions from Net Realized Gain..........         -0-            -0-          -0-          -0-           -0-          1.21
                                                      ------         ------       ------       ------       -------       -------
Total Distributions.............................         .06            .10          .05          .06           .06          1.24
                                                      ------         ------       ------       ------       -------       -------
NET ASSET VALUE, END OF THE PERIOD..............      $14.36         $14.60       $13.60       $13.12       $ 10.48       $ 14.89
                                                      ======         ======       ======       ======       =======       =======

Total Return*...................................      -1.24%**        8.15%        4.05%       25.88%       -29.33%       -20.42%
Net Assets at End of the Period (In millions)...      $102.3         $112.9       $126.7       $140.0       $ 121.3       $ 150.7
Ratio of Expenses to Average Net Assets*........        .60%           .60%         .60%         .60%          .60%          .60%
Ratio of Net Investment Income to Average Net
  Assets*.......................................        .37%           .41%         .68%         .40%          .45%          .37%
Portfolio Turnover..............................         56%**          43%         155%         145%           97%           89%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets......        .68%           .68%         .63%         .64%          .67%          .62%
   Ratio of Net Investment Income to Average Net
     Assets.....................................        .29%           .33%         .65%         .36%          .38%          .35%

**  Non-Annualized

(a) Based on average shares outstanding.

 14                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
CLASS II SHARES                                      JUNE 30,        ------------------------------------------------------------
                                                       2006           2005         2004         2003         2002          2001
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........      $14.60         $13.60       $13.12       $10.47       $ 14.89       $ 20.29
                                                      ------         ------       ------       ------       -------       -------
  Net Investment Income.........................         .01(a)         .02          .06          .02           .02           .02
  Net Realized and Unrealized Gain/Loss.........        (.20)          1.04          .44         2.66         (4.42)        (4.20)
                                                      ------         ------       ------       ------       -------       -------
Total from Investment Operations................        (.19)          1.06          .50         2.68         (4.40)        (4.18)
                                                      ------         ------       ------       ------       -------       -------
Less:
  Distributions from Net Investment Income......         .03            .06          .02          .03           .02           .01
  Distributions from Net Realized Gain..........         -0-            -0-          -0-          -0-           -0-          1.21
                                                      ------         ------       ------       ------       -------       -------
Total Distributions.............................         .03            .06          .02          .03           .02          1.22
                                                      ------         ------       ------       ------       -------       -------
NET ASSET VALUE, END OF THE PERIOD..............      $14.38         $14.60       $13.60       $13.12       $ 10.47       $ 14.89
                                                      ======         ======       ======       ======       =======       =======

Total Return* (b)...............................      -1.33%**        7.88%        3.79%       25.68%       -29.58%       -20.60%
Net Assets at End of the Period (In millions)...      $ 20.8         $ 20.9       $ 20.3       $ 17.5       $   9.1       $   9.1
Ratio of Expenses to Average Net Assets*........        .85%           .85%         .85%         .85%          .85%          .85%
Ratio of Net Investment Income to Average Net
  Assets*.......................................        .12%           .16%         .46%         .17%          .20%          .16%
Portfolio Turnover..............................         56%**          43%         155%         145%           97%           89%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets......        .93%           .93%         .88%         .89%          .92%          .87%
   Ratio of Net Investment Income to Average Net
     Assets.....................................        .04%           .08%         .43%         .13%          .13%          .15%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             15

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I and Class II Shares. Each class of shares differs by the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Portfolio utilized capital losses carried forward of $4,295,079. At December 31, 2005, the Portfolio had an accumulated capital loss carryforward for tax purposes of $60,671,090, which will expire according to the following schedule:

AMOUNT                                                             EXPIRATION
$20,527,465.................................................    December 31, 2009
 39,095,738.................................................    December 31, 2010
  1,047,887.................................................    December 31, 2011

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $111,397,484
                                                                ============
Gross tax unrealized appreciation...........................    $ 15,835,135
Gross tax unrealized depreciation...........................      (3,865,500)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 11,969,635
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term gains and a portion of futures gains are included in ordinary income for tax purposes.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distributions paid from:
  Ordinary income...........................................    $968,442
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $968,442
                                                                ========

    As of December 31, 2005, the component of distributable earnings on a tax basis was as follows:

Undistributed Ordinary Income...............................    $502,408

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Portfolio's custody fee was reduced by $188 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2006 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Class I and II Shares, respectively. For the six months ended June 30, 2006, the Adviser waived approximately $51,600 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $8,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Funds selected by the trustees. Investments in such funds of $120,717 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005 transactions were as follows:

                                                                          FOR THE                          FOR THE
                                                                        SIX MONTHS                        YEAR ENDED
                                                                       JUNE 30, 2006                  DECEMBER 31, 2005
                                                                ---------------------------       --------------------------
                                                                 SHARES           VALUE             SHARES         VALUE
Sales:
  Class I...................................................     100,611       $  1,493,802          247,778    $  3,378,267
  Class II..................................................     123,884          1,859,450          226,914       3,100,871
                                                                --------       ------------       ----------    ------------
Total Sales.................................................     244,495       $  3,353,252          474,692    $  6,479,138
                                                                ========       ============       ==========    ============
Dividend Reinvestment:
  Class I...................................................      30,485       $    463,679           66,548    $    875,117
  Class II..................................................       2,562             39,015            7,086          93,325
                                                                --------       ------------       ----------    ------------
Total Dividend Reinvestment.................................      33,047       $    502,694           73,634    $    968,442
                                                                ========       ============       ==========    ============
Repurchases:
  Class I...................................................    (740,430)      $(10,969,119)      (1,899,736)   $(25,948,233)
  Class II..................................................    (111,940)        (1,651,125)        (298,789)     (4,083,589)
                                                                --------       ------------       ----------    ------------
Total Repurchases...........................................    (852,370)      $(12,620,244)      (2,198,525)   $(30,031,822)
                                                                ========       ============       ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $71,484,017 and $82,249,709, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2006, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2005............................         5
Futures Opened..............................................       244
Futures Closed..............................................      (239)
                                                                  ----
Outstanding at June 30, 2006................................        10
                                                                  ====

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class II Shares to compensate the Distributor for the sales distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

7. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Enterprise Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Enterprise Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                              LIT SAR ENT 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02065P-Y06/06

Item 1. Report to Shareholders.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Growth and Income Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF THE PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 06/30/06

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                   CLASS I                CLASS II
 TOTAL RETURNS                 since 12/23/96         since 09/18/00

 Since Inception                   10.84%                  5.78%

 5-year                             6.54                   6.28

 1-year                            10.87                  10.61

 6-month                            3.08                   2.93
 ---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is generally representative of the U.S. market for large-capitalization stocks. The S&P 500(R) Stock Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. Index data source: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The stock market encountered turbulence during the six-month period ended June 30, 2006, as investor sentiment took a turn for the worse. Although investors kept a cautious eye on inflationary pressures and economic activity, the stock markets generally continued to perform well in the early months of the period. However, in May, a climate of increasing uncertainty roiled the markets. Robust economic growth in the first quarter of 2006 and high commodity prices posed inflation risks, while a cooling housing market and weaker consumer spending appeared to signal a slowing economy. In this environment, investors worried that the Federal Open Market Committee (the "Fed")--in its attempt to stave off inflation--would dampen the economy too much. Market volatility increased significantly in the final months of the period. Nonetheless, all sectors within the portfolio's universe, as represented by the Russell 1000(R) Value Index, generated positive returns for the six months overall. Large-cap value stocks, in which the portfolio primarily invests, outpaced large-cap growth stocks.

PERFORMANCE ANALYSIS

The portfolio returned 3.08 percent for the six months ended June 30, 2006 (Class I shares). In comparison, the portfolio's benchmark indexes, the Russell 1000 Value Index, the S&P 500(R) Index, and the Russell 1000(R) Index, returned
6.56 percent, 2.71 percent, and 2.76 percent for the period, respectively.

The portfolio's telecommunication services stocks detracted most from returns relative to the Russell 1000 Value Index. After several years of declining performance, the telecommunication services sector began to show signs of progress during the period. However, our selections did not perform as well as those stocks that led the sector's turnaround. The portfolio's health care representation was another significant laggard on a relative basis. Negative company-specific news at selected health care equipment and services companies turned out to be detrimental to the portfolio's exposure to that sector. In addition, large-cap pharmaceuticals--which comprise a major portion of the portfolio's health care position--generated lackluster performance. Stock selection in the industrials sector also hampered relative gains, as the portfolio's holdings in capital goods and aerospace and defense did not keep pace with other stronger performing stocks in the sector. Also within the industrials sector, the portfolio's lack of exposure to the transportation industry had a negative impact on relative performance.

Although the portfolio underperformed the Russell 1000 Value Index during the six-month period, it did achieve positive returns on an absolute basis across all sectors except technology. On a relative basis, the portfolio benefited from an underweight in the utilities sector. The sector has not performed as well as it did in 2005, and investors rotated away from utility stocks in pursuit of higher yields in fixed income investments. (The rising interest rate environment makes utility stock yields less attractive relative to certain fixed income investments.) Elsewhere, the portfolio was well positioned within the consumer discretionary sector. Select holdings in the retail and media industries combined with minimal exposure to the weak performing auto and apparel industries added to relative gains during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

-------------------------------------------------------------------------
                              RUSSELL        S&P         RUSSELL
                              1000(R)       500(R)       1000(R)
      CLASS I   CLASS II    VALUE INDEX     INDEX         INDEX
       3.08%     2.93%         6.56%        2.71%         2.76%
-------------------------------------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

TOP 10 HOLDINGS AS OF 6/30/06
J.P. Morgan Chase & Co.                              3.2%
Bayer AG                                             2.9
Citigroup, Inc.                                      2.8
General Electric Co.                                 2.4
Bristol-Myers Squibb Co.                             2.3
Time Warner, Inc.                                    2.3
Merrill Lynch & Co., Inc.                            2.2
Roche Holdings AG                                    2.1
Sprint Nextel Corp.                                  2.0
Verizon Communications, Inc.                         2.0

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION
AS OF 6/30/06
Pharmaceuticals                                     14.8%
Other Diversified Financial Services                 7.8
Integrated Oil & Gas                                 6.1
Integrated Telecommunication Services                5.6
Movies & Entertainment                               5.2
Property & Casualty Insurance                        4.4
Investment Banking & Brokerage                       4.3
Industrial Conglomerates                             4.1
Diversified Chemicals                                4.1
Electric Utilities                                   3.4
Packaged Foods & Meats                               3.1
Thrifts & Mortgage Finance                           2.9
Broadcasting & Cable TV                              2.6
Aerospace & Defense                                  2.1
Regional Banks                                       1.9
Semiconductors                                       1.8
Insurance Brokers                                    1.8
Systems Software                                     1.7
Soft Drinks                                          1.6
Hypermarkets & Super Centers                         1.5
Gold                                                 1.3
Oil & Gas Equipment & Services                       1.3
Asset Management & Custody Banks                     1.1
Tobacco                                              1.0
Household Products                                   1.0
Multi-Line Insurance                                 1.0
Automobile Manufacturers                             0.9
Distillers & Vintners                                0.9
Industrial Machinery                                 0.7
Managed Health Care                                  0.6
Department Stores                                    0.5
Communications Equipment                             0.5
Biotechnology                                        0.5
Restaurants                                          0.5
Life & Health Insurance                              0.4
Specialty Stores                                     0.4
Computer Hardware                                    0.3
                                                   -----
Total Long-Term Investments                         93.7%
Short Term Investments                               6.5
Liabilities in Excess of Other Assets               -0.2
                                                   -----
Net Assets                                         100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                                                BEGINNING         ENDING        EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                              ------------------------------------------------
                                                                 1/1/06           6/30/06       1/1/06-6/30/06
Class I
  Actual....................................................    $1,000.00        $1,030.79          $ 3.02
  Hypothetical..............................................     1,000.00         1,021.79            3.01
  (5% annual return before expenses)
Class II
  Actual....................................................     1,000.00         1,029.29            4.28
  Hypothetical..............................................     1,000.00         1,020.59            4.26
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60% and 0.85%, for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

                                     NUMBER OF
DESCRIPTION                           SHARES           VALUE
-----------------------------------------------------------------
COMMON STOCKS  93.7%
AEROSPACE & DEFENSE 2.1%
Northrop Grumman Corp. ...........     267,970     $   17,166,158
Raytheon Co. .....................     408,550         18,209,073
                                                   --------------
                                                       35,375,231
                                                   --------------

ASSET MANAGEMENT & CUSTODY BANKS  1.1%
State Street Corp. ...............     317,980         18,471,458
                                                   --------------
AUTOMOBILE MANUFACTURERS  0.9%
Honda Motor Co., Ltd.--ADR
  (Japan).........................     498,420         15,859,724
                                                   --------------

BIOTECHNOLOGY  0.5%
Applera Corp.--Applied Biosystems
  Group...........................     256,660          8,302,951
                                                   --------------
BROADCASTING & CABLE TV  2.6%
Clear Channel
  Communications, Inc. ...........   1,113,730         34,469,943
Comcast Corp., Class A (a)........     303,710          9,943,465
                                                   --------------
                                                       44,413,408
                                                   --------------
COMMUNICATIONS EQUIPMENT  0.5%
Motorola, Inc. ...................     431,740          8,699,561
                                                   --------------

COMPUTER HARDWARE  0.3%
Hewlett-Packard Co. ..............     160,295          5,078,146
                                                   --------------

DEPARTMENT STORES  0.5%
Kohl's Corp. (a)..................     147,160          8,700,099
                                                   --------------
DISTILLERS & VINTNERS  0.9%
Diageo PLC--ADR (United
  Kingdom)........................     217,550         14,695,503
                                                   --------------

DIVERSIFIED CHEMICALS  4.1%
Bayer AG--ADR (Germany)...........   1,070,610         49,151,705
Du Pont (E.I.) de Nemours &
  Co. ............................     484,350         20,148,960
                                                   --------------
                                                       69,300,665
                                                   --------------
ELECTRIC UTILITIES  3.4%
American Electric Power Co.,
  Inc. ...........................     441,670         15,127,198
Entergy Corp. ....................     334,218         23,645,924
FirstEnergy Corp. ................     345,550         18,732,266
                                                   --------------
                                                       57,505,388
                                                   --------------
GOLD  1.3%
Newmont Mining Corp. .............     419,990         22,230,071
                                                   --------------
HOUSEHOLD PRODUCTS  1.0%
Procter & Gamble Co. .............     312,990         17,402,244
                                                   --------------

HYPERMARKETS & SUPER CENTERS  1.5%
Wal-Mart Stores, Inc. ............     540,790         26,049,854
                                                   --------------
INDUSTRIAL CONGLOMERATES  4.1%
General Electric Co. .............   1,262,420         41,609,363
Siemens AG--ADR (Germany).........     319,340         27,725,099
                                                   --------------
                                                       69,334,462
                                                   --------------
INDUSTRIAL MACHINERY  0.7%
Ingersoll-Rand Co., Ltd., Class A
  (Bermuda).......................     284,660         12,177,755
                                                   --------------

INSURANCE BROKERS  1.8%
Marsh & McLennan Cos., Inc. ......   1,118,580         30,078,616
                                                   --------------

                                     NUMBER OF
DESCRIPTION                           SHARES           VALUE
-----------------------------------------------------------------
INTEGRATED OIL & GAS  6.1%
BP PLC--ADR (United Kingdom)......     366,980     $   25,545,478
ConocoPhillips....................     513,980         33,681,109
Exxon Mobil Corp. ................     178,870         10,973,675
Marathon Oil Corp. ...............      64,980          5,412,834
Royal Dutch Shell PLC, Class A--
  ADR (United Kingdom)............     430,100         28,808,098
                                                   --------------
                                                      104,421,194
                                                   --------------
INTEGRATED TELECOMMUNICATION SERVICES  5.6%
Embarq Corp. (a)..................     216,698          8,882,451
France Telecom--ADR (France)......     756,460         16,536,216
Sprint Nextel Corp. ..............   1,746,232         34,907,178
Verizon Communications, Inc. .....   1,035,873         34,691,387
                                                   --------------
                                                       95,017,232
                                                   --------------
INVESTMENT BANKING & BROKERAGE  4.3%
Charles Schwab Corp. .............   1,611,680         25,754,646
Goldman Sachs Group, Inc. ........      72,440         10,897,149
Merrill Lynch & Co., Inc. ........     539,000         37,492,840
                                                   --------------
                                                       74,144,635
                                                   --------------
LIFE & HEALTH INSURANCE  0.4%
Aegon N.V. (Netherlands)..........     433,520          7,400,186
                                                   --------------

MANAGED HEALTH CARE  0.6%
Cigna Corp. ......................     108,510         10,689,320
                                                   --------------

MOVIES & ENTERTAINMENT  5.2%
Time Warner, Inc. ................   2,297,240         39,742,252
Viacom, Inc., Class B (a).........     555,950         19,925,248
Walt Disney Co. ..................     981,040         29,431,200
                                                   --------------
                                                       89,098,700
                                                   --------------
MULTI-LINE INSURANCE  1.0%
Hartford Financial Services Group,
  Inc. ...........................     196,550         16,628,130
                                                   --------------

OIL & GAS EQUIPMENT & SERVICES  1.3%
Schlumberger, Ltd. (Netherlands
  Antilles).......................     339,590         22,110,705
                                                   --------------

OTHER DIVERSIFIED FINANCIAL SERVICES  7.8%
Bank of America Corp. ............     628,284         30,220,460
Citigroup, Inc. ..................     995,820         48,038,357
J.P. Morgan Chase & Co. ..........   1,318,787         55,389,054
                                                   --------------
                                                      133,647,871
                                                   --------------
PACKAGED FOODS & MEATS  3.1%
Cadbury Schweppes PLC--ADR (United
  Kingdom)........................     452,070         17,549,357
ConAgra Foods, Inc. ..............     189,750          4,195,373
Unilever N.V. (Netherlands).......   1,389,680         31,337,284
                                                   --------------
                                                       53,082,014
                                                   --------------
PHARMACEUTICALS  14.8%
Abbott Laboratories...............     769,100         33,540,451
Bristol-Myers Squibb Co. .........   1,546,240         39,985,766
Eli Lilly & Co. ..................     620,610         34,301,115
GlaxoSmithKline PLC--ADR (United
  Kingdom)........................     309,910         17,292,978
Pfizer, Inc. .....................     953,260         22,373,012
Roche Holdings AG--ADR
  (Switzerland)...................     428,030         35,308,109

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

                                     NUMBER OF
DESCRIPTION                           SHARES           VALUE
-----------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Sanofi Aventis--ADR (France)......     292,250     $   14,256,189
Schering-Plough Corp. ............   1,723,420         32,796,683
Wyeth.............................     516,120         22,920,889
                                                   --------------
                                                      252,775,192
                                                   --------------
PROPERTY & CASUALTY INSURANCE  4.4%
ACE, Ltd. (Cayman Islands)........      44,570          2,254,796
Chubb Corp. ......................     544,840         27,187,516
Saint Paul Travelers Cos.,
  Inc. ...........................     714,120         31,835,470
XL Capital, Ltd. (Cayman
  Islands)........................     220,860         13,538,718
                                                   --------------
                                                       74,816,500
                                                   --------------
REGIONAL BANKS  1.9%
Fifth Third Bancorp...............     346,860         12,816,477
PNC Financial Services Group,
  Inc. ...........................     280,160         19,658,827
                                                   --------------
                                                       32,475,304
                                                   --------------
RESTAURANTS  0.5%
McDonald's Corp. .................     245,550          8,250,480
                                                   --------------

SEMICONDUCTORS  1.8%
Intel Corp. ......................     866,287         16,416,139
Micron Technology, Inc. (a).......     939,530         14,149,322
                                                   --------------
                                                       30,565,461
                                                   --------------
SOFT DRINKS  1.6%
Coca-Cola Co. ....................     617,340         26,557,967
                                                   --------------
SPECIALIZED CONSUMER SERVICES  0.0%
H&R Block, Inc. ..................      32,970            786,664
                                                   --------------

SPECIALTY STORES  0.4%
Office Depot, Inc. (a)............     190,830          7,251,540
                                                   --------------

                                     NUMBER OF
DESCRIPTION                           SHARES           VALUE
-----------------------------------------------------------------
SYSTEMS SOFTWARE  1.7%
Symantec Corp. (a)................   1,821,510     $   28,306,265
                                                   --------------

THRIFTS & MORTGAGE FINANCE  2.9%
Freddie Mac.......................     560,530         31,955,815
MGIC Investment Corp. ............     162,760         10,579,400
PMI Group, Inc. ..................     142,110          6,335,264
                                                   --------------
                                                       48,870,479
                                                   --------------
TOBACCO  1.0%
Altria Group, Inc. ...............     240,620         17,668,727
                                                   --------------

TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $1,418,275,293)........................     1,598,239,702

REPURCHASE AGREEMENT  6.5%
State Street Bank & Trust Co. ($111,293,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, interest rate of
  5.10%, dated 06/30/06, to be sold on 07/03/06
  at $111,340,300) (Cost $111,293,000).........       111,293,000
                                                   --------------

TOTAL INVESTMENTS  100.2%
  (Cost $1,529,568,293)........................     1,709,532,702
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.2%)...............................        (3,309,850)
                                                   --------------

NET ASSETS  100.0%.............................    $1,706,222,852
                                                   ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $1,529,568,293).....................    $1,709,532,702
Cash........................................................               400
Receivables:
  Dividends.................................................         2,114,516
  Investments Sold..........................................         2,100,118
  Portfolio Shares Sold.....................................         1,187,219
  Interest..................................................            15,767
Other.......................................................           101,977
                                                                --------------
    Total Assets............................................     1,715,052,699
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         5,825,800
  Portfolio Shares Repurchased..............................         1,625,739
  Investment Advisory Fee...................................           778,935
  Distributor and Affiliates................................           300,461
Trustees' Deferred Compensation and Retirement Plans........           156,498
Accrued Expenses............................................           142,414
                                                                --------------
    Total Liabilities.......................................         8,829,847
                                                                --------------
NET ASSETS..................................................    $1,706,222,852
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,474,617,066
Net Unrealized Appreciation.................................       179,964,409
Accumulated Net Realized Gain...............................        37,444,644
Accumulated Undistributed Net Investment Income.............        14,196,733
                                                                --------------
NET ASSETS..................................................    $1,706,222,852
                                                                ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $301,817,207 and
  15,469,863 shares of beneficial interest issued and
  outstanding)..............................................    $        19.51
                                                                ==============
  Class II Shares (Based on net assets of $1,404,405,645 and
  72,043,653 shares of beneficial interest issued and
  outstanding)..............................................    $        19.49
                                                                ==============

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $732,399)....    $ 18,364,386
Interest....................................................       2,563,225
                                                                ------------
    Total Income............................................      20,927,611
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       4,641,546
Distribution (12b-1) and Service Fees.......................       1,667,838
Custody.....................................................          55,841
Trustees' Fees and Related Expenses.........................          24,682
Legal.......................................................          16,572
Shareholder Services........................................           9,160
Other.......................................................         190,179
                                                                ------------
    Total Expenses..........................................       6,605,818
    Less Credits Earned on Cash Balances....................           4,602
                                                                ------------
    Net Expenses............................................       6,601,216
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 14,326,395
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 44,995,126
  Foreign Currency Transactions.............................          (6,934)
                                                                ------------
Net Realized Gain...........................................      44,988,192
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     192,873,599
  End of the Period.........................................     179,964,409
                                                                ------------
Net Unrealized Depreciation During the Period...............     (12,909,190)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $ 32,079,002
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 46,405,397
                                                                ============

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2006         DECEMBER 31, 2005
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $   14,326,395         $   16,771,658
Net Realized Gain...........................................         44,988,192            105,867,991
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        (12,909,190)             8,060,542
                                                                 --------------         --------------
Change in Net Assets from Operations........................         46,405,397            130,700,191
                                                                 --------------         --------------

Distributions from Net Investment Income:
  Class I Shares............................................         (3,654,725)            (3,498,850)
  Class II Shares...........................................        (13,132,028)            (8,183,309)
                                                                 --------------         --------------
                                                                    (16,786,753)           (11,682,159)
                                                                 --------------         --------------

Distributions from Net Realized Gain:
  Class I Shares............................................        (20,259,183)            (7,664,609)
  Class II Shares...........................................        (87,226,456)           (23,107,528)
                                                                 --------------         --------------
                                                                   (107,485,639)           (30,772,137)
                                                                 --------------         --------------
Total Distributions.........................................       (124,272,392)           (42,454,296)
                                                                 --------------         --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (77,866,995)            88,245,895
                                                                 --------------         --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        160,314,552            391,964,136
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        124,272,392             42,454,296
Cost of Shares Repurchased..................................        (60,363,925)          (156,308,866)
                                                                 --------------         --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        224,223,019            278,109,566
                                                                 --------------         --------------
TOTAL INCREASE IN NET ASSETS................................        146,356,024            366,355,461
NET ASSETS:
Beginning of the Period.....................................      1,559,866,828          1,193,511,367
                                                                 --------------         --------------
End of the Period (Including accumulated undistributed net
  investment income of $14,196,733 and $16,657,091,
  respectively).............................................     $1,706,222,852         $1,559,866,828
                                                                 ==============         ==============

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        YEAR ENDED DECEMBER 31,
CLASS I SHARES                                 SIX MONTHS ENDED       -----------------------------------------------------------
                                                JUNE 30, 2006          2005         2004         2003         2002          2001
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...         $20.49            $19.32       $17.06       $13.47       $ 15.90       $17.01
                                                    ------            ------       ------       ------       -------       ------
  Net Investment Income....................            .19(a)            .28(a)       .24(a)       .22(a)        .15          .22(a)
  Net Realized and Unrealized Gain/Loss....            .45              1.59         2.19         3.51         (2.43)       (1.21)
                                                    ------            ------       ------       ------       -------       ------
Total from Investment Operations...........            .64              1.87         2.43         3.73         (2.28)        (.99)
                                                    ------            ------       ------       ------       -------       ------
Less:
  Distributions from Net Investment
    Income.................................            .25               .22          .17          .14           .15          .01
  Distributions from Net Realized Gain.....           1.37               .48          -0-          -0-           -0-          .11
                                                    ------            ------       ------       ------       -------       ------
Total Distributions........................           1.62               .70          .17          .14           .15          .12
                                                    ------            ------       ------       ------       -------       ------
NET ASSET VALUE, END OF THE PERIOD.........         $19.51            $20.49       $19.32       $17.06       $ 13.47       $15.90
                                                    ======            ======       ======       ======       =======       ======

Total Return...............................          3.08%*            9.99%       14.38%       28.03%       -14.50%       -5.81%
Net Assets at End of the Period (In
  millions)................................         $301.8            $312.4       $312.1       $280.3       $ 186.7       $143.4
Ratio of Expenses to Average Net Assets....           .60%              .61%         .62%         .66%          .71%         .75%
Ratio of Net Investment Income to Average
  Net Assets...............................          1.94%             1.44%        1.39%        1.50%         1.29%        1.40%
Portfolio Turnover.........................            14%*              42%          48%          57%           68%         103%

*   Non-Annualized

(a) Based on average shares outstanding.

See Notes to Financial Statements                                             13

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       YEAR ENDED DECEMBER 31,
CLASS II SHARES                              SIX MONTHS ENDED       -------------------------------------------------------------
                                              JUNE 30, 2006           2005          2004         2003         2002          2001
                                             ------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................        $  20.46           $  19.29       $17.03       $13.45       $ 15.88       $17.02
                                                 --------           --------       ------       ------       -------       ------
  Net Investment Income..................             .17(a)             .23(a)       .20(a)       .19(a)        .11          .18(a)
  Net Realized and Unrealized
    Gain/Loss............................             .44               1.59         2.19         3.50         (2.43)       (1.21)
                                                 --------           --------       ------       ------       -------       ------
Total from Investment Operations.........             .61               1.82         2.39         3.69         (2.32)       (1.03)
                                                 --------           --------       ------       ------       -------       ------
Less:
  Distributions from Net Investment
    Income...............................             .21                .17          .13          .11           .11          -0-
  Distributions from Net Realized Gain...            1.37                .48          -0-          -0-           -0-          .11
                                                 --------           --------       ------       ------       -------       ------
Total Distributions......................            1.58                .65          .13          .11           .11          .11
                                                 --------           --------       ------       ------       -------       ------
NET ASSET VALUE, END OF THE PERIOD.......        $  19.49           $  20.46       $19.29       $17.03       $ 13.45       $15.88
                                                 ========           ========       ======       ======       =======       ======

Total Return (b).........................           2.93%*             9.72%       14.12%       27.68%       -14.74%       -6.05%
Net Assets at End of the Period (In
  millions)..............................        $1,404.4           $1,247.5       $881.4       $487.7       $ 181.6       $ 76.1
Ratio of Expenses to Average Net
  Assets.................................            .85%               .86%         .87%         .91%          .96%        1.00%
Ratio of Net Investment Income to Average
  Net Assets.............................           1.70%              1.18%        1.17%        1.28%         1.09%        1.15%
Portfolio Turnover.......................             14%*               42%          48%          57%           68%         103%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

 14                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,537,163,835
                                                                ==============
Gross tax unrealized appreciation...........................    $  215,581,032
Gross tax unrealized depreciation...........................       (43,212,165)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  172,368,867
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distributions paid from:
  Ordinary Income...........................................    $11,682,159
  Long-term capital gain....................................     30,772,137
                                                                -----------
                                                                $42,454,296
                                                                ===========

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $27,538,656
Undistributed long-term capital gain........................     96,730,449

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Portfolio's custody fee was reduced by $4,602 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    The Adviser has agreed to waive all expenses in excess of .75% of Class I Shares daily average net assets and 1.00% of Class II Shares daily average net assets. For the six months ended June 30, 2006, the Adviser did not waive any of its investment advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $16,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $34,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $84,208 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions were as follows:

                                                                           FOR THE                            FOR THE
                                                                      SIX MONTHS ENDED                      YEAR ENDED
                                                                        JUNE 30, 2006                    DECEMBER 31, 2005
                                                                -----------------------------       ---------------------------
                                                                  SHARES            VALUE             SHARES          VALUE
Sales:
  Class I...................................................       597,745       $ 12,005,200        1,575,302    $  30,543,430
  Class II..................................................     7,376,066        148,309,352       18,561,519      361,420,706
                                                                ----------       ------------       ----------    -------------
Total Sales.................................................     7,973,811       $160,314,552       20,136,821    $ 391,964,136
                                                                ==========       ============       ==========    =============
Dividend Reinvestment:
  Class I...................................................     1,220,720       $ 23,913,908          596,976    $  11,163,460
  Class II..................................................     5,125,561        100,358,484        1,672,413       31,290,836
                                                                ----------       ------------       ----------    -------------
Total Dividend Reinvestment.................................     6,346,281       $124,272,392        2,269,389    $  42,454,296
                                                                ==========       ============       ==========    =============
Repurchases:
  Class I...................................................    (1,591,794)      $(32,047,562)      (3,087,602)   $ (60,115,141)
  Class II..................................................    (1,423,473)       (28,316,363)      (4,966,935)     (96,193,725)
                                                                ----------       ------------       ----------    -------------
Total Repurchases...........................................    (3,015,267)      $(60,363,925)      (8,054,537)   $(156,308,866)
                                                                ==========       ============       ==========    =============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $319,895,235 and $214,920,136, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). There were no futures contracts outstanding at June 30, 2006.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

7. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Growth and Income Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Growth and Income Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                               LIT SAR GI 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02053P-Y06/06

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Government Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF THE PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

       PORTFOLIO SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
       GOVERNMENT.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                CLASS I SHARES         CLASS II SHARES
 TOTAL RETURNS                  since 4/7/86          since 12/15/00

 Since Inception                    6.19%                  4.33%

 10-year                            5.60                     --

 5-year                             4.55                   4.32

 1-year                            -0.34                  -0.56

 6-month                           -0.66                  -0.77
 ---------------------------------------------------------------------------
 30-Day SEC Yield                   4.95%                  4.70%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. SEC Yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers U.S. Government/Mortgage Index is generally representative of U.S. government mortgage-backed securities. The index does not include any expenses, fees or sales charges, which would lower performance. The treasury securities and agency index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Index data source: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The first six months of 2006 provided few surprises in the bond market. As was widely expected, the Federal Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June. In the Fed's view, the U.S. economy remains on solid footing, and core inflation is still relatively low, though most measures of core inflation are either at or above the high end of the range viewed as acceptable by the Fed.

Also as expected, longtime Fed Chairman Alan Greenspan retired in January after a term of more than 18 years. Ben S. Bernanke replaced Greenspan as Chairman, and in his first Congressional testimony in the role acknowledged some risks to the Fed's relatively contained inflation forecast, as well as the potential for upward pressure on inflation in the event of continued high energy prices and other building inflationary pressures. Comments made by Fed members after their May and June meetings indicated that they will rely heavily on economic data in making future decisions concerning the direction of interest rates. In fact, based on these comments it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

Within the government sector, U.S. Treasuries underperformed over the six-month period because of their high sensitivity to fluctuating interest rates and their relatively low yields. Yield spreads (a measure of market risk) of agency debentures and mortgages remained tight relative to Treasuries. Early in the period, lower-coupon mortgages outperformed higher-coupon mortgages. As is typical during periods of rising interest rates, prepayment speeds on mortgages slowed, making the higher yield offered by these issues more attractive. This trend reversed course in the second half of the period, as higher coupon, longer dated mortgage-backed issues out performed their lower-coupon counterparts.

PERFORMANCE ANALYSIS

The portfolio returned -0.66 percent for the six months ended June 30, 2006 (Class I shares). In comparison, the portfolio's benchmark index, the Lehman Brothers U.S. Government/Mortgage Index, returned -0.48 percent for the period.

During the period, we kept the portfolio's overall duration (a measure of interest rate sensitivity) well below that of the Lehman benchmark. This posture was beneficial as interest rates rose across the market, especially in the short- and intermediate-portions of the yield curve.

Our focus on higher-coupon mortgage backed securities with slow prepayments boosted the portfolio's yield, and benefited performance. Gains from these securities were offset, however, by a large underweight in lower- and current-coupon issues, which detracted from the portfolio's relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

-------------------------------------------------
                           LEHMAN BROTHERS
                           U.S. GOVERNMENT/
      CLASS I   CLASS II    MORTGAGE INDEX
      -0.66%     -0.77%         -0.48%
-------------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

SECTORS AS OF 6/30/06
U.S. Treasury Securities                            26.7%
FNMA                                                23.0
CMO                                                 16.1
U.S. Govt. Agency                                    7.1
FHLMC                                                3.3
GNMA                                                 0.2
                                                   -----
Total Long-Term Investments                         76.4%
Options                                              0.1
Short-Term Investments                              21.9
Other Assets in Excess of Liabilities                1.6
                                                   -----
Net Assets                                         100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                                                BEGINNING         ENDING        EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                              ------------------------------------------------
                                                                 1/1/06           6/30/06       1/1/06-6/30/06
Class I
  Actual....................................................    $1,000.00        $  993.38          $2.97
  Hypothetical..............................................     1,000.00         1,021.79           3.01
  (5% annual return before expenses)
Class II
  Actual....................................................     1,000.00           992.27           4.20
  Hypothetical..............................................     1,000.00         1,020.59           4.26
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60% and 0.85%, for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

PAR
AMOUNT
(000)       DESCRIPTION                                                  COUPON           MATURITY             VALUE
------------------------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS  16.1%
$ 1,028     Countrywide Alternative Loan Trust (Floating Rate Coupon)...  5.583%          05/25/36          $  1,030,521
  1,183     Countrywide Alternative Loan Trust (Floating Rate Coupon)...  5.593           04/25/36             1,185,370
  3,509     Countrywide Alternative Loan Trust (Interest Only)..........  0.479           02/25/37               191,918
  5,197     Countrywide Home Loans (Interest Only) (Alternative Loan
            Trust)......................................................  0.239           03/20/46               252,921
  1,671     Countrywide Home Loans (Floating Rate Coupon)...............  5.622           04/25/46             1,673,245
  5,254     Countrywide Home Loans (Interest Only)......................  1.385           10/25/34               105,079
  1,228     DSLA Mortgage Loan Trust (Floating Rate Coupon).............  5.083           04/19/47             1,228,302
  1,018     Federal Home Loan Mortgage Corp. (Floating Rate Coupon).....  5.472           09/25/45             1,021,486
    794     Federal Home Loan Mortgage Corp. (Floating Rate Coupon).....  5.798           03/15/34               801,994
    961     Federal Home Loan Mortgage Corp. (Interest Only) REMIC......  1.688           06/17/27                26,943
    610     Federal Home Loan Mortgage Corp. (Interest Only)............  5.000           12/15/16                66,227
    574     Federal Home Loan Mortgage Corp. (Interest Only)............  6.000     05/15/30 to 05/01/31          90,086
    326     Federal Home Loan Mortgage Corp. (Interest Only)............  6.500           04/01/28                80,821
     96     Federal Home Loan Mortgage Corp. (Interest Only)............  8.000           06/01/31                23,684
    750     Federal National Mortgage Association.......................  6.022           11/25/10               762,163
  2,371     Federal National Mortgage Association (Floating Rate
            Coupon).....................................................  5.372           05/25/30             2,372,560
    932     Federal National Mortgage Association (Floating Rate
            Coupon).....................................................  5.522           05/25/35               936,307
    851     Federal National Mortgage Association (Floating Rate
            Coupon).....................................................  5.652           12/18/32               859,178
  1,030     Federal National Mortgage Association (Interest Only).......  6.000     11/25/32 to 07/25/33         216,818
  1,990     Federal National Mortgage Association (Interest Only).......  6.500     06/01/31 to 05/25/33         499,160
     68     Federal National Mortgage Association (Interest Only).......  7.000           03/01/32                18,420
     79     Federal National Mortgage Association (Interest Only).......  8.000           05/01/30                19,608
     69     Federal National Mortgage Association (Interest Only)
            REMIC.......................................................  6.000           08/25/32                10,874
    333     Federal National Mortgage Association (Interest Only)
            REMIC.......................................................  7.000           04/25/33                87,628
    271     Government National Mortgage Association (Interest Only)
            REMIC.......................................................  2.792           05/16/32                14,176
    722     Government National Mortgage Association (Interest Only)
            REMIC.......................................................  3.192           06/16/27                26,234
    272     Government National Mortgage Association (Interest Only)....  2.192           05/16/32                 9,299
    287     Government National Mortgage Association (Interest Only)....  2.792           04/16/29                13,440
  4,133     Greenpoint Mortgage Funding Trust (Interest Only)...........  1.206           08/25/45               126,564
  4,738     Greenpoint Mortgage Funding Trust (Interest Only)...........  1.946           10/25/45               110,301
  4,717     Greenpoint Mortgage Funding Trust (Interest Only)...........  2.073           06/25/45               138,573
      2     Harborview Mortgage Loan Trust..............................   *              03/19/37                 1,521
      0     Harborview Mortgage Loan Trust..............................  1.000           07/19/47                    21
  1,653     Harborview Mortgage Loan Trust (Floating Rate Coupon).......  6.143           01/19/36             1,691,402
  5,744     Harborview Mortgage Loan Trust (Interest Only)..............  0.566           06/19/35               126,556
  5,569     Harborview Mortgage Loan Trust (Interest Only)..............  0.872           05/19/35               134,865
  8,967     Harborview Mortgage Loan Trust (Interest Only)..............  1.152           01/19/36               246,597
  4,876     Harborview Mortgage Loan Trust (Interest Only)..............  1.215           03/19/37               239,222
  3,198     Harborview Mortgage Loan Trust (Interest Only)..............  1.712           01/19/36                98,944
  8,125     Harborview Mortgage Loan Trust (Interest Only)..............  2.137           07/20/36               350,391
  1,214     Indymac Index Mortgage Loan Trust (Floating Rate Coupon)....  5.572           05/25/36             1,218,379
  1,193     Indymac Index Mortgage Loan Trust (Floating Rate Coupon)....  5.702           10/25/36             1,202,022
  4,263     Indymac Index Mortgage Loan Trust (Interest Only)...........  0.304           07/25/35               131,893
  1,649     Residential Accredit Loans, Inc. (Floating Rate Coupon).....  5.592           02/25/46             1,652,804
  1,125     Residential Accredit Loans, Inc. (Floating Rate Coupon).....  5.580           06/25/46             1,125,000
  1,550     Structured Asset Mortgage Investments, Inc. (a).............  5.410     07/25/36 to 07/25/46       1,550,000
    665     Structured Asset Mortgage Investments, Inc. (Floating Rate
            Coupon) (a).................................................  5.512           02/25/36               665,569
    996     Washington Mutual (Floating Rate Coupon)....................  5.083           05/25/46               995,974
    956     Washington Mutual (Floating Rate Coupon)....................  5.222           04/25/46               964,803
    892     Washington Mutual (Floating Rate Coupon)....................  5.662           11/25/45               897,770
    908     Washington Mutual (Floating Rate Coupon)....................  5.682           07/25/45               910,596
  7,213     Washington Mutual (Interest Only)...........................  0.482           10/25/44               120,601
  4,968     Washington Mutual (Interest Only)...........................  0.610           07/25/44                92,366
  2,840     Washington Mutual (Interest Only)...........................  0.655           06/25/44                54,137
                                                                                                            ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS...............................................................      28,471,333
                                                                                                            ------------

            MORTGAGE BACKED SECURITIES  26.5%
     57     Federal Home Loan Mortgage Corp. ...........................  6.000     06/01/29 to 09/01/29          56,295
     52     Federal Home Loan Mortgage Corp. ...........................  6.500           06/01/29                52,779
  1,427     Federal Home Loan Mortgage Corp. ...........................  7.500     08/01/24 to 08/01/31       1,478,698
      6     Federal Home Loan Mortgage Corp. ...........................  8.000           09/01/24                 5,869

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                                  COUPON           MATURITY             VALUE
------------------------------------------------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$   285     Federal Home Loan Mortgage Corp. (ARM)......................  3.526%          07/01/34          $    280,048
    615     Federal Home Loan Mortgage Corp. (ARM)......................  4.145           08/01/34               605,997
  3,525     Federal Home Loan Mortgage Corp., July......................  5.500             TBA                3,457,806
    129     Federal National Mortgage Association.......................  6.000     01/01/14 to 06/01/14         129,953
    321     Federal National Mortgage Association.......................  6.500     06/01/09 to 12/01/32         323,959
 18,247     Federal National Mortgage Association.......................  7.000     07/01/10 to 06/01/36      18,689,105
  1,507     Federal National Mortgage Association.......................  7.500     02/01/23 to 04/01/32       1,559,555
     18     Federal National Mortgage Association.......................  8.000     06/01/24 to 10/01/24          19,397
     17     Federal National Mortgage Association....................... 10.000           04/01/21                19,121
     37     Federal National Mortgage Association....................... 11.000           11/01/20                40,759
  1,600     Federal National Mortgage Association, August...............  4.500             TBA                1,449,501
  1,696     Federal National Mortgage Association (ARM).................  0.780           05/01/36             1,752,882
    288     Federal National Mortgage Association (ARM).................  3.572           07/01/34               285,191
    405     Federal National Mortgage Association (ARM).................  4.109           09/01/34               399,161
    352     Federal National Mortgage Association (ARM).................  4.129           10/01/34               349,844
  1,266     Federal National Mortgage Association (ARM).................  4.328           02/01/34             1,235,508
    324     Federal National Mortgage Association (ARM).................  4.375           10/01/34               320,872
    640     Federal National Mortgage Association (ARM).................  5.164           07/01/33               643,966
  1,908     Federal National Mortgage Association (ARM).................  5.973           03/01/36             1,947,526
  1,595     Federal National Mortgage Association (ARM).................  6.039           03/01/36             1,638,478
  1,410     Federal National Mortgage Association (ARM).................  6.106           03/01/36             1,454,721
  1,671     Federal National Mortgage Association (ARM).................  6.156           05/01/36             1,726,853
  2,120     Federal National Mortgage Association (ARM).................  6.264           04/01/36             2,191,296
  3,321     Federal National Mortgage Association (ARM).................  6.447           04/01/36             3,470,028
    773     Federal National Mortgage Association REMIC.................  5.697           05/28/35               774,538
    208     Federal National Mortgage Association REMIC.................  5.708           05/28/35               208,884
     87     Government National Mortgage Association....................  6.500     05/15/23 to 03/15/29          88,094
    182     Government National Mortgage Association....................  7.000     04/15/23 to 11/15/27         187,977
     33     Government National Mortgage Association....................  7.500     12/15/21 to 06/15/24          34,977
     24     Government National Mortgage Association....................  8.000     05/15/17 to 01/15/23          24,873
      8     Government National Mortgage Association....................  8.500           07/15/17                 8,693
     42     Government National Mortgage Association....................  9.500     06/15/09 to 10/15/09          43,989
      3     Government National Mortgage Association.................... 11.000           09/15/10                 2,778
                                                                                                            ------------

TOTAL MORTGAGE BACKED SECURITIES  26.5%.................................................................      46,959,971
                                                                                                            ------------

            UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  7.1%
  4,400     Federal Home Loan Bank......................................  3.000           04/15/09             4,138,996
  3,150     Federal Home Loan Mortgage Corp. ...........................  6.625           09/15/09             3,260,033
    350     Federal National Mortgage Association.......................  7.125           06/15/10               370,643
  1,985     Financing Corp. ............................................  9.650           11/02/18             2,693,341
    700     Financing Corp. ............................................  9.800           04/06/18               951,474
    960     Tennessee Valley Authority, Ser G...........................  7.125           05/01/30             1,150,598
                                                                                                            ------------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.......................................................      12,565,085
                                                                                                            ------------

            UNITED STATES TREASURY OBLIGATIONS  26.7%
  4,250     United States Treasury Bonds................................  5.250           11/15/28             4,231,410
    300     United States Treasury Bonds................................  6.125           08/15/29               333,656
  1,500     United States Treasury Bonds................................  7.625           11/15/22             1,874,181
  1,650     United States Treasury Bonds................................  7.625           02/15/25             2,096,016
  1,000     United States Treasury Bonds................................  8.000           11/15/21             1,279,219
  1,800     United States Treasury Bonds................................  8.125           08/15/19             2,279,392
  8,520     United States Treasury Bonds................................  8.125           08/15/21            10,986,148
    800     United States Treasury Bonds................................  8.750           08/15/20             1,071,626
  1,250     United States Treasury Bonds................................  9.250           02/15/16             1,631,983
    350     United States Treasury Bonds................................ 10.375           11/15/12               373,653
    700     United States Treasury Bonds................................ 12.000           08/15/13               795,676
  1,500     United States Treasury Notes................................  3.500           11/15/06             1,490,919
  7,100     United States Treasury Notes................................  3.875           02/15/13             6,611,321
    500     United States Treasury Notes................................  4.750           11/15/08               495,684

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                                  COUPON           MATURITY             VALUE
------------------------------------------------------------------------------------------------------------------------
            UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$ 5,700     United States Treasury Notes................................  4.750%          05/15/14          $  5,562,180
  6,100     United States Treasury Notes................................  5.000           08/15/11             6,083,561
                                                                                                            ------------

TOTAL UNITED STATES TREASURY OBLIGATIONS  26.7%.........................................................      47,196,625
                                                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  76.4%
  (Cost $136,946,914)...................................................................................     135,193,014
                                                                                                            ------------

                                                                                                                 EXPIRATION
DESCRIPTION                                                                                            CONTRACTS    DATE
---------------------------------------------------------------------------------------------------------------------------

PURCHASED OPTIONS  0.1%
  Eurodollar Futures, June 2007 (Cost $58,821)........................................................
                                                                                                        235        Jun-07

                                                                                                        EXERCISE     MARKET
DESCRIPTION                                                                                              PRICE       VALUE
---------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS  0.1%
  Eurodollar Futures, June 2007 (Cost $58,821)........................................................
                                                                                                         94.25      $102,813
                                                                                                                    --------


SHORT-TERM INVESTMENTS  21.9%
REPURCHASE AGREEMENT  21.6%
  State Street Bank & Trust Co. ($38,212,000 par
    collateralized by U.S. Government obligations in a
    pooled cash account, interest rate of 5.10%, dated
    06/30/06, to be sold on 07/03/06 at $38,228,240)..................................................      38,212,000

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  0.3%
  United States Treasury Bills ($550,000 par, yielding 4.266%, 07/13/06 maturity) (b).................         549,219
                                                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $38,761,219)..................................................................................      38,761,219
                                                                                                          ------------

TOTAL INVESTMENTS  98.4%
  (Cost $175,766,954).................................................................................     174,057,046
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...........................................................       2,883,542
                                                                                                          ------------

NET ASSETS  100.0%....................................................................................    $176,940,588
                                                                                                          ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Securities purchased on a when-issued delayed delivery basis.

(b) All or a portion of this security has been physically segregated in connection with open futures contracts.

The obligations of certain U.S. Government sponsored entities are neither issued nor guaranteed by the United States Treasury.

ARM--Adjustable Rate Mortgage

REMIC--Real Estate Mortgage Investment Conduits

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2006:

                                                                                 UNREALIZED
                                                                                APPRECIATION/
                                                                CONTRACTS       DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Bonds--September 2006 (Current Notional Value
  of $106,656 per contract).................................       208            $ 40,076
5-Year U.S. Treasury Notes--September 2006 (Current Notional
  Value of $103,406 per contract)...........................       198             (91,780)
SHORT CONTRACTS:
10-Year U.S. Treasury Notes--September 2006 (Current
  Notional Value of $104,859 per contract)..................        62              19,228
2-Year U.S. Treasury Notes--September 2006 (Current Notional
  Value of $202,781 per contract)...........................       160             103,388
                                                                   ---            --------
                                                                   628            $ 70,912
                                                                   ===            ========

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $38,212,000 (Cost $175,766,954)...........................    $174,057,046
Cash........................................................             819
Receivables:
  Investments Sold..........................................      20,791,477
  Portfolio Shares Sold.....................................       1,437,380
  Interest..................................................       1,372,963
  Variation Margin on Futures...............................         155,812
  Principal Paydown.........................................          45,898
Other.......................................................         138,897
                                                                ------------
    Total Assets............................................     198,000,292
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,676,414
  Investment Advisory Fee...................................          60,692
  Portfolio Shares Repurchased..............................          49,031
  Distributor and Affiliates................................          26,769
Trustees' Deferred Compensation and Retirement Plans........         204,550
Accrued Expenses............................................          42,248
                                                                ------------
    Total Liabilities.......................................      21,059,704
                                                                ------------
NET ASSETS..................................................    $176,940,588
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $185,295,610
Accumulated Undistributed Net Investment Income.............       2,421,273
Net Unrealized Depreciation.................................      (1,638,996)
Accumulated Net Realized Loss...............................      (9,137,299)
                                                                ------------
NET ASSETS..................................................    $176,940,588
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $59,182,087 and
  6,616,802 shares of beneficial interest issued and
  outstanding)..............................................    $       8.94
                                                                ============
  Class II Shares (Based on net assets of $117,758,501 and
  13,156,290 shares of beneficial interest issued and
  outstanding)..............................................    $       8.95
                                                                ============

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 4,549,845
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        430,898
Distribution (12b-1) and Service Fees.......................        139,388
Custody.....................................................         20,864
Trustees' Fees and Related Expenses.........................         20,535
Shareholder Services........................................          8,489
Legal.......................................................          1,414
Other.......................................................         68,783
                                                                -----------
    Total Expenses..........................................        690,371
    Investment Advisory Fee Reduction.......................         33,120
    Less Credits Earned on Cash Balances....................            786
                                                                -----------
    Net Expenses............................................        656,465
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,893,380
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $(1,031,440)
  Futures...................................................       (456,396)
                                                                -----------
Net Realized Loss...........................................     (1,487,836)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      2,008,681
                                                                -----------
  End of the Period:
    Investments.............................................     (1,709,908)
    Futures.................................................         70,912
                                                                -----------
                                                                 (1,638,996)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,647,677)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,135,513)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,242,133)
                                                                ===========

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2006         DECEMBER 31, 2005
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $  3,893,380           $  5,938,514
Net Realized Loss...........................................        (1,487,836)              (133,397)
Net Unrealized Depreciation During the Period...............        (3,647,677)              (368,149)
                                                                  ------------           ------------
Change in Net Assets from Operations........................        (1,242,133)             5,436,968
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................        (2,767,293)            (2,804,584)
  Class II Shares...........................................        (4,749,173)            (3,294,388)
                                                                  ------------           ------------
Total Distributions.........................................        (7,516,466)            (6,098,972)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (8,758,599)              (662,004)
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        21,136,071             37,244,949
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         7,516,466              6,098,972
Cost of Shares Repurchased..................................       (14,440,554)           (25,861,701)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        14,211,983             17,482,220
                                                                  ------------           ------------
TOTAL INCREASE IN NET ASSETS................................         5,453,384             16,820,216
NET ASSETS:
Beginning of the Period.....................................       171,487,204            154,666,988
                                                                  ------------           ------------
End of the Period (Including accumulated undistributed net
  investment income of $2,421,273 and $6,044,359,
  respectively).............................................      $176,940,588           $171,487,204
                                                                  ============           ============

See Notes to Financial Statements                                             13

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                           YEAR ENDED DECEMBER 31,
CLASS I SHARES                                       SIX MONTHS ENDED       -----------------------------------------------------
                                                      JUNE 30, 2006         2005        2004        2003        2002        2001
                                                     ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........         $ 9.42            $9.48       $9.55       $9.82       $9.39       $9.30
                                                          ------            -----       -----       -----       -----       -----
  Net Investment Income (a)......................            .21              .35         .31         .28         .29         .47
  Net Realized and Unrealized Gain/Loss..........          (.27)            (.03)         .08       (.11)         .57         .15
                                                          ------            -----       -----       -----       -----       -----
Total from Investment Operations.................          (.06)              .32         .39         .17         .86         .62
Less Distributions from Net Investment Income....            .42              .38         .46         .44         .43         .53
                                                          ------            -----       -----       -----       -----       -----
NET ASSET VALUE, END OF THE PERIOD...............         $ 8.94            $9.42       $9.48       $9.55       $9.82       $9.39
                                                          ======            =====       =====       =====       =====       =====

Total Return*....................................         -0.66%**          3.54%       4.17%       1.75%       9.61%       6.92%
Net Assets at End of the Period (In millions)....         $ 59.2            $63.1       $71.2       $75.1       $89.8       $60.1
Ratio of Expenses to Average Net Assets*.........           .60%             .60%        .60%        .60%        .60%        .60%
Ratio of Net Investment Income to Average Net
  Assets*........................................          4.67%            3.78%       3.26%       2.96%       3.10%       5.09%
Portfolio Turnover...............................           161%**           261%        409%        511%(b)      87%         82%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......           .64%             .64%        .65%        .63%        .68%        .71%
   Ratio of Net Investment Income to Average Net
     Assets......................................          4.63%            3.75%       3.21%       2.93%       3.02%       4.99%

**  Non-annualized

(a) Based on average shares outstanding.

(b) The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous years.

 14                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          YEAR ENDED DECEMBER 31,
CLASS II SHARES                                     SIX MONTHS ENDED       ------------------------------------------------------
                                                     JUNE 30, 2006          2005        2004        2003        2002        2001
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........         $ 9.42            $ 9.48       $9.55       $9.82       $9.39       $9.31
                                                         ------            ------       -----       -----       -----       -----
  Net Investment Income (a).....................            .20               .33         .28         .25         .29         .40
  Net Realized and Unrealized Gain/Loss.........          (.27)             (.03)         .09       (.11)         .55         .21
                                                         ------            ------       -----       -----       -----       -----
Total from Investment Operations................          (.07)               .30         .37         .14         .84         .61
Less Distributions from Net Investment Income...            .40               .36         .44         .41         .41         .53
                                                         ------            ------       -----       -----       -----       -----
NET ASSET VALUE, END OF THE PERIOD..............         $ 8.95            $ 9.42       $9.48       $9.55       $9.82       $9.39
                                                         ======            ======       =====       =====       =====       =====

Total Return (b)*...............................         -0.77%**           3.28%       3.90%       1.49%       9.33%       6.73%
Net Assets at End of the Period (In millions)...         $117.8            $108.4       $83.5       $70.6       $52.8       $ 9.7
Ratio of Expenses to Average Net Assets*........           .85%              .85%        .85%        .85%        .85%        .85%
Ratio of Net Investment Income to Average Net
  Assets*.......................................          4.44%             3.52%       3.03%       2.65%       3.07%       4.51%
Portfolio Turnover..............................           161%**            261%        409%        511%(c)      87%         82%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets......           .89%              .89%        .90%        .88%        .93%        .96%
   Ratio of Net Investment Income to Average Net
     Assets.....................................          4.40%             3.49%       2.98%       2.61%       2.99%       4.41%

**  Non-annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(c) The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of the portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous years.

See Notes to Financial Statements                                             15

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Portfolio will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At June 30, 2006, the Portfolio had $20,676,414 of when-issued, delayed delivery or forward purchase commitments.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2005, the Portfolio had an accumulated capital loss carryforward for tax purposes of $7,149,258 which will expire according to the following schedule:

AMOUNT                                                             EXPIRATION
$1,615,845..................................................    December 31, 2007
   671,393..................................................    December 31, 2008
 2,429,205..................................................    December 31, 2011
   847,343..................................................    December 31, 2012
 1,585,472..................................................    December 31, 2013

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $177,235,037
                                                                ============
Gross tax unrealized appreciation...........................    $    766,829
Gross tax unrealized depreciation...........................      (4,047,633)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (3,280,804)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distribution paid from:
  Ordinary income...........................................    $6,098,972

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $7,515,906

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Portfolio's custody fee was reduced by $786 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2006 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the six months ended June 30, 2006, the Adviser waived approximately $33,100 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $9,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $112,162 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions were as follows:

                                                                         FOR THE                               FOR THE
                                                                    SIX MONTHS ENDED                         YEAR ENDED
                                                                      JUNE 30, 2006                       DECEMBER 31, 2005
                                                              -----------------------------         -----------------------------
                                                                SHARES            VALUE               SHARES            VALUE
Sales:
  Class I.................................................       170,625       $  1,550,790            144,836       $  1,350,225
  Class II................................................     2,152,388         19,585,281          3,838,051         35,894,724
                                                              ----------       ------------         ----------       ------------
Total Sales...............................................     2,323,013       $ 21,136,071          3,982,887       $ 37,244,949
                                                              ==========       ============         ==========       ============
Dividend Reinvestment:
  Class I.................................................       308,849       $  2,767,293            308,535       $  2,804,584
  Class II................................................       528,861          4,749,173            362,021          3,294,388
                                                              ----------       ------------         ----------       ------------
Total Dividend Reinvestment...............................       837,710       $  7,516,466            670,556       $  6,098,972
                                                              ==========       ============         ==========       ============
Repurchases:
  Class I.................................................      (558,690)      $ (5,058,753)        (1,268,134)      $(11,834,772)
  Class II................................................    (1,033,449)        (9,381,801)        (1,500,118)       (14,026,929)
                                                              ----------       ------------         ----------       ------------
Total Repurchases.........................................    (1,592,139)      $(14,440,554)        (2,768,252)      $(25,861,701)
                                                              ==========       ============         ==========       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including principal paydowns on mortgage-backed securities and excluding short-term investments, were $236,376,726 and $233,972,446, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2006, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2005............................        447
Futures Opened..............................................      1,599
Futures Closed..............................................     (1,418)
                                                                 ------
Outstanding at June 30, 2006................................        628
                                                                 ======

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

B. PURCHASED OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans") for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

8. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Government Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Government Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                              LIT SAR GOV 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02066P-Y06/06

Item 1. Report to Shareholders.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Money Market Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF THE PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

       AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION NOR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The Federal Open Market Committee ("the Fed") increased its target rate for federal funds with four steps of twenty-five basis points each from January 1, 2006 to June 30, 2006. As a result, the Fed increased that rate from 4.25 percent to 5.25 percent, a five-year high.

Short-term rates rose alongside the federal funds rate, providing increased return opportunities for investors in money market funds.

PERFORMANCE ANALYSIS

For the seven-day period ended June 30, 2006, the portfolio's Class I shares provided an annualized yield of 4.43 percent and a current yield of 4.50 percent, while its 30-day average annualized yield for June was 4.33 percent. For the six-month period ended June 30, 2006, the portfolio's Class I shares provided a total return of 2.02 percent.

For the seven-day period ended June 30, 2006, the portfolio's Class II shares provided an annualized yield of 4.18 percent and a current yield of 4.25 percent, while its 30-day average annualized yield for June was 4.08 percent. For the six-month period ended June 30, 2006, the portfolio's Class II shares provided a total return of 1.90 percent.

As of the end of the period, the portfolio had net assets of $53 million and an average portfolio maturity of 26 days.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach in managing the Portfolio during the period, that emphasized purchasing high-quality money market obligations, and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.


PORTFOLIO COMPOSITION AS OF 6/30/06
Commercial Paper                                    72.5%
Floating Rate Notes                                 10.8
Bonds/Notes                                          7.3
U.S. Government Agency Obligations                   5.6
Certificates of Deposit                              3.8

Subject to change daily. Provided for informational purposes only. Portfolio composition is as of a percentage of total investments. Van Kampen is wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.


TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

------------------------------
      CLASS I   CLASS II

       2.02%     1.90%
------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                                                  BEGINNING            ENDING         EXPENSES PAID
                                                                ACCOUNT VALUE       ACCOUNT VALUE    DURING PERIOD*
                                                                ----------------------------------------------------
                                                                   1/1/06              6/30/06       1/1/06-6/30/06
Class I
  Actual....................................................      $1,000.00           $1,020.22           $3.36
  Hypothetical..............................................       1,000.00            1,021.49            3.36
  (5% annual return before expenses)
Class II
  Actual....................................................       1,000.00            1,018.98            4.61
  Hypothetical..............................................       1,000.00            1,020.19            4.61
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 0.67% and 0.92%, for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

PAR                                                                                    YIELD ON
AMOUNT                                                                     MATURITY    DATE OF      AMORTIZED
(000)      DESCRIPTION                                                       DATE      PURCHASE       COST
--------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER  73.1%
$2,500     American Express Credit Corp. ..............................    07/05/06      5.055%    $ 2,498,600
 1,400     American General Finance Corp. .............................    08/09/06      5.175       1,392,220
 2,190     CBA (Delaware) Finance, Inc. ...............................    07/18/06      5.194       2,184,653
 2,500     CIT Group, Inc. ............................................    08/02/06      5.166       2,488,622
 2,500     DaimlerChrysler Revolving Auto Conduit LLC..................    08/01/06      5.164       2,488,978
 2,600     General Electric Capital Corp. .............................    07/10/06      5.112       2,596,692
 1,650     Goldman Sachs Group, Inc. (The).............................    07/10/06      5.228       1,647,847
 2,600     HSBC Finance Corp. .........................................    07/11/06      5.234       2,596,230
 2,000     ING (US) Funding LLC........................................    08/01/06      5.167       1,991,165
 2,000     Marshall & Ilsley Corp. ....................................    07/17/06      5.073       1,995,529
 2,600     MetLife Funding, Inc. ......................................    07/20/06      5.251       2,592,823
 2,600     Mortgage Interest Networking Trust..........................    07/06/06      5.171       2,598,137
 2,500     New Center Asset Trust......................................    07/07/06      5.213       2,497,833
 2,600     Sanpaolo IMI US Financial Co. ..............................    07/03/06      5.283       2,599,237
 2,500     Societe Generale NA, Inc. ..................................    07/25/06      5.110       2,491,550
   700     Svenska Handelsbanken, Inc. ................................    07/06/06      5.135         699,502
   500     Toyota Motor Credit Corp. ..................................    08/09/06      5.131         497,248
 2,600     UBS Finance (Delaware) LLC..................................    07/05/06      5.227       2,598,492
                                                                                                   -----------

           TOTAL COMMERCIAL PAPER..............................................................     38,455,358
                                                                                                   -----------

           FLOATING RATE NOTES  10.9%
 3,750     U.S. Bank, NA Cincinnati....................................    09/29/06      5.470*      3,750,048
 1,960     Wells Fargo Bank, NA........................................    07/24/06      4.930*      1,959,979
                                                                                                   -----------

           TOTAL FLOATING RATE NOTES...........................................................      5,710,027
                                                                                                   -----------

           BOND/NOTE  7.4%
 3,900     Bank of America, NA.........................................    07/03/06      4.950       3,900,000
                                                                                                   -----------

           U.S. GOVERNMENT AGENCY OBLIGATION  5.7%
 3,000     Federal Home Loan Banks (Floating Rate).....................    12/13/06      5.190*      2,999,978
                                                                                                   -----------

           CERTIFICATE OF DEPOSIT  3.8%
 2,000     Citigroup, Inc. (Floating Rate).............................    09/01/06      5.331*      2,000,421
                                                                                                   -----------


TOTAL INVESTMENTS  100.9% (A)..........................................................................     53,065,784
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)..........................................................       (472,991)
                                                                                                           -----------

NET ASSETS  100.0%.....................................................................................    $52,592,793
                                                                                                           ===========

Percentages are calculated as a percentage of net assets.

*   Yield in effect as of June 30, 2006.

(a) At June 30, 2006, cost is identical for both book and federal income tax purposes.

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $53,065,784
Cash........................................................        5,065
Interest Receivable.........................................       66,432
Other.......................................................      106,401
                                                              -----------
    Total Assets............................................   53,243,682
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................      427,141
  Investment Advisory Fee...................................       19,594
  Distributor and Affiliates................................       10,559
Trustees' Deferred Compensation and Retirement Plans........      151,746
Accrued Expenses............................................       41,849
                                                              -----------
    Total Liabilities.......................................      650,889
                                                              -----------
NET ASSETS..................................................  $52,592,793
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $52,599,547
Accumulated Net Realized Loss...............................       (6,754)
                                                              -----------
NET ASSETS..................................................  $52,592,793
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $13,339,550 and
  13,344,592 shares of beneficial interest issued and
  outstanding)..............................................  $      1.00
                                                              ===========
  Class II Shares (Based on net assets of $39,253,243 and
  39,254,955 shares of beneficial interest issued and
  outstanding)..............................................  $      1.00
                                                              ===========

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $1,654,647
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       158,572
Distribution (12b-1) and Service Fees.......................        66,282
Trustees' Fees and Related Expenses.........................        18,197
Shareholder Services........................................         8,197
Custody.....................................................         7,221
Legal.......................................................         1,058
Other.......................................................        43,454
                                                                ----------
    Total Expenses..........................................       302,981
    Less Credits Earned on Cash Balances....................           349
                                                                ----------
    Net Expenses............................................       302,632
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,352,015
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,352,015
                                                                ==========

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2006         DECEMBER 31, 2005
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $  1,352,015           $  1,947,232
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................          (350,850)              (607,622)
  Class II Shares...........................................          (999,590)            (1,338,753)
                                                                  ------------           ------------
Total Distributions.........................................        (1,350,440)            (1,946,375)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........             1,575                    857
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        14,272,126             38,695,448
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         1,350,440              1,946,375
Cost of Shares Repurchased..................................       (45,503,602)           (28,804,109)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       (29,881,036)            11,837,714
                                                                  ------------           ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................       (29,879,461)            11,838,571
NET ASSETS:
Beginning of the Period.....................................        82,472,254             70,633,683
                                                                  ------------           ------------
End of the Period (Including accumulated undistributed net
  investment income of $0 and ($1,575), respectively).......      $ 52,592,793           $ 82,472,254
                                                                  ============           ============

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS                     YEAR ENDED DECEMBER 31,
CLASS I SHARES                                                 ENDED        -----------------------------------------------------
                                                           JUNE 30, 2006    2005        2004        2003        2002        2001
                                                           ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............        $1.00        $1.00       $1.00       $1.00       $1.00       $1.00
                                                               -----        -----       -----       -----       -----       -----
  Net Investment Income................................          .02(a)       .03         .01         .01         .01         .04
Less:
  Distributions from Net Investment Income.............          .02          .03         .01         .01         .01         .04
  Distributions from Net Realized Gain.................           --           --          --         -0-(b)       --          --
                                                               -----        -----       -----       -----       -----       -----
NET ASSET VALUE, END OF THE PERIOD.....................        $1.00        $1.00       $1.00       $1.00       $1.00       $1.00
                                                               =====        =====       =====       =====       =====       =====

Total Return*..........................................        2.02%**      2.68%        .80%        .57%       1.22%       3.68%
Net Assets at End of the Period (In millions)..........        $13.3        $20.7       $24.6       $30.3       $52.8       $48.4
Ratio of Expenses to Average Net Assets*...............         .67%         .62%        .60%        .60%        .60%        .60%
Ratio of Net Investment Income to Average Net
  Assets*..............................................        4.03%        2.62%        .76%        .58%       1.21%       3.43%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............          N/A         .65%        .71%        .69%        .71%        .84%
   Ratio of Net Investment Income to Average Net
     Assets............................................          N/A        2.59%        .65%        .49%       1.10%       3.20%

**  Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) Amount is less than $.01 per share.

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS II SHARES
                                                               SIX
                                                              MONTHS
                                                              ENDED                        YEAR ENDED DECEMBER 31,
                                                             JUNE 30,       -----------------------------------------------------
                                                               2006         2005        2004        2003        2002        2001
                                                             --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................     $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
                                                              -----         -----       -----       -----       -----       -----
  Net Investment Income..................................       .02(a)        .02         .01         -0-(b)      .01         .03
Less:
  Distributions from Net Investment Income...............       .02           .02         .01         -0-(b)      .01         .03
  Distributions from Net Realized Gain...................        --            --          --         -0-(b)       --          --
                                                              -----         -----       -----       -----       -----       -----
NET ASSET VALUE, END OF THE PERIOD.......................     $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
                                                              =====         =====       =====       =====       =====       =====

Total Return* (c)........................................     1.90%**       2.43%        .55%        .32%        .97%       3.44%
Net Assets at End of the Period (In millions)............     $39.3         $61.8       $46.0       $24.4       $25.5       $13.7
Ratio of Expenses to Average Net Assets*.................      .92%          .87%        .85%        .85%        .85%        .85%
Ratio of Net Investment Income to Average Net Assets*....     3.77%         2.45%        .61%        .32%        .96%       2.36%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...............       N/A          .90%        .96%        .94%        .95%       1.09%
   Ratio of Net Investment Income to Average Net
     Assets..............................................       N/A         2.42%        .50%        .23%        .86%       2.13%

**  Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) Amount is less than $.01 per share.

(c) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Portfolio utilized capital losses carryforward of $1,575. At December 31, 2005, the Portfolio had an accumulated capital loss carryforward for tax purposes of $6,754 which will expire on December 31, 2011.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distributions paid from:
  Ordinary income...........................................    $1,946,375
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $1,946,375
                                                                ==========

    As of December 31, 2005, the component of distributable earnings on a tax basis as follows:

Undistributed ordinary income...............................    $126,275

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Portfolio's custody fee was reduced by $349 as a result of credits earned on cash balances.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon the lesser of: (1) its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $250 million..........................................       .450%
Next $500 million...........................................       .375%
Next $500 million...........................................       .325%
Next $250 million...........................................       .300%
Next $250 million...........................................       .275%
Next $500 million...........................................       .250%
Next $500 million...........................................       .225%
Next $12.25 billion.........................................       .200%
Next $2.50 billion..........................................       .199%
Next $7.50 billion..........................................       .198%
Next $5.00 billion..........................................       .197%
Over $30.0 billion..........................................       .196%

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. For the six months ended June 30, 2006, the Adviser did not waive any of its advisory fees.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $8,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $79,208 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions were as follows:

                                                                        FOR THE                        FOR THE
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2006                DECEMBER 31, 2005
                                                              ---------------------------    ---------------------------
                                                                SHARES          VALUE          SHARES          VALUE
Sales:
  Class I...................................................    3,931,140    $  3,931,140      8,304,396    $  8,304,396
  Class II..................................................   10,340,986      10,340,986     30,391,052      30,391,052
                                                              -----------    ------------    -----------    ------------
Total Sales.................................................   14,272,126    $ 14,272,126     38,695,448    $ 38,695,448
                                                              ===========    ============    ===========    ============
Dividend Reinvestment:
  Class I...................................................      350,876    $    350,876        607,624    $    607,624
  Class II..................................................      999,564         999,564      1,338,751       1,338,751
                                                              -----------    ------------    -----------    ------------
Total Dividend Reinvestment.................................    1,350,440    $  1,350,440      1,946,375    $  1,946,375
                                                              ===========    ============    ===========    ============
Repurchases:
  Class I...................................................  (11,653,333)   $(11,653,333)   (12,827,258)   $(12,827,258)
  Class II..................................................  (33,850,269)    (33,850,269)   (15,976,851)    (15,976,851)
                                                              -----------    ------------    -----------    ------------
Total Repurchases...........................................  (45,503,602)   $(45,503,602)   (28,804,109)   $(28,804,109)
                                                              ===========    ============    ===========    ============

4. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

5. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Money Market Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Money Market Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                               LIT SAR MM 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02024P-Y06/06

Item 1. Report to Policyholder.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Aggressive Growth Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE PORTFOLIO, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE PORTFOLIO WILL DECLINE AND THAT THE VALUE OF THE PORTFOLIO SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS PORTFOLIO.

       THE PORTFOLIO IS BEING OFFERED THROUGH A VARIABLE INSURANCE CONTRACT.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

 --------------------------------------------------------------------
 AVERAGE ANNUAL                                   CLASS II
 TOTAL RETURNS                                 since 09/25/00

 Since Inception                                    -9.46%

 5-year                                              0.99

 1-year                                             12.75

 6-month                                             2.52
 --------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND PORTFOLIO AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains.

Russell Midcap(R) Growth Index is generally representative of mid-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The stock market rallied strongly in January 2006, led by the higher growth segments of the market such as technology and small-cap stocks. This trend, known as the "January Effect," set the stage for robust gains in the first few months of the calendar year. After a slowdown in the fourth quarter of 2005, the pace of economic growth returned with vigor in the first quarter of 2006, providing further support to stock prices. However, a downturn late in the second quarter gave back much of the market's year-to-date progress. In May, uncertainty about the Federal Open Market Committee's (the "Fed's") interest rate increases and whether the Fed could adequately contain inflation without bringing the economy to a halt led to considerable volatility in the marketplace. Investors fled the more economically sensitive areas of the market such as industrials and information technology for the more defensive sectors such as health care and consumer staples. Moreover, as the period progressed, a renewed risk aversion took hold among stock investors, who became increasingly reluctant to pay a premium for growth potential. As a result, growth stocks underperformed value stocks in both the first and second quarters of 2006 and for the six-month period overall. Mid-cap stocks, in which the portfolio primarily invests, bested large-cap stocks for most of the period. However, this trend began to reverse its course in the final months of the period. Within the portfolio's investment universe (as represented by the Russell Midcap(R) Growth Index), industrials and energy were the best performing sectors for the period, while consumer discretionary lagged most.

PERFORMANCE ANALYSIS

The portfolio returned 2.52 percent for the six months ended June 30, 2006 (Class II shares, unadjusted for sales charges). In comparison, the portfolio's benchmark, the Russell Midcap Growth Index, returned 2.56 percent for the period.

The portfolio benefited from both strong stock selection and sector allocation during the period. Turning to individual sectors, consumer discretionary was a significant contributor to the portfolio's return relative to the Russell Midcap Growth Index.

Although the sector was among the mid-cap stock market's worst performing areas, the portfolio's selections in retailers and luxury goods performed very well. The portfolio was positioned with exposure to higher-end consumers, who are more likely to maintain their spending habits even as interest rates rise and the economy cools. Also within the consumer discretionary sector, hotel and lodging stocks boosted relative results due to strong corporate business travel trends and tight hotel supply. The portfolio's consumer staples sector benefited from investors' preference during the period for stocks with more defensive characteristics. The financials sector also added to relative results, with both stock selection and an overweight contributing positively. Here, capital markets stocks such as securities exchanges, asset managers, and investment banks and brokers were standouts in the portfolio.

In contrast, the information technology sector dampened relative results. Semiconductors, software, and computer hardware and equipment were among the portfolio's--and the broad market's--hardest hit industries during the period. An overweight in the health care sector detracted as well. The improved performance of the portfolio's pharmaceutical and managed care holdings did not offset declines in biotechnology stocks, which encountered turbulence in the broad market amid profit taking and a more conservative regulatory environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the portfolio in the future.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

-----------------------------------
                   RUSSELL
                  MIDCAP(R)
      CLASS II   GROWTH INDEX

       2.52%        2.56%
-----------------------------------

The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

TOP 10 HOLDINGS AS OF 6/30/06
1    United Therapeutics Corp.                       2.6%
2    Shire PLC--ADR                                  2.0
3    Hologic, Inc.                                   1.9
4    Chicago Mercantile Exchange Holdings, Inc.      1.8
5    Ultra Petroleum Corp.                           1.8
6    Akamai Technologies, Inc.                       1.6
7    Omnicare, Inc.                                  1.6
8    Investment Technology Group, Inc.               1.5
9    NII Holdings, Inc., Class B                     1.5
10   Marriott International, Inc., Class A           1.4

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION
AS OF 6/30/06
Biotechnology                                        5.1%
Oil & Gas Equipment & Services                       4.3
Construction & Farm Machinery & Heavy Trucks         3.9
Health Care Equipment                                3.9
Investment Banking & Brokerage                       3.8
Pharmaceuticals                                      3.8
Casinos & Gaming                                     3.5
Apparel Retail                                       3.1
Data Processing & Outsourced Services                3.1
Specialized Finance                                  2.9
Health Care Services                                 2.5
Wireless Telecommunication Services                  2.5
Internet Software & Services                         2.4
Trading Companies & Distributors                     2.3
Aerospace & Defense                                  2.1
Apparel, Accessories & Luxury Goods                  2.1
Diversified Metals & Mining                          2.1
Hotels, Resorts & Cruise Lines                       2.1
Semiconductor Equipment                              2.1
Communications Equipment                             2.0
Department Stores                                    1.9
Semiconductors                                       1.9
Oil & Gas Exploration & Production                   1.8
Oil & Gas Refining & Marketing                       1.7
Application Software                                 1.4
Asset Management & Custody Banks                     1.4
Soft Drinks                                          1.4
Computer Storage & Peripherals                       1.3
Electrical Components & Equipment                    1.3
Electronic Manufacturing Services                    1.3
IT Consulting & Other Services                       1.3
Air Freight & Logistics                              1.2
Computer & Electronics Retail                        1.2
Gas Utilities                                        1.2
Internet Retail                                      1.2
Steel                                                1.2
Electronic Equipment Manufacturers                   1.1
Oil & Gas Drilling                                   1.0
Systems Software                                     1.0
Agricultural Products                                0.9
Human Resource & Employment Services                 0.9
Paper Products                                       0.8
Specialty Stores                                     0.8
Integrated Telecommunication Services                0.7
Catalog Retail                                       0.7
Diversified Commercial & Professional Services       0.7
Health Care Facilities                               0.7
Managed Health Care                                  0.7
Railroads                                            0.7
Specialized Consumer Services                        0.6
Homebuilding                                         0.5
                                                   -----
Total Long-Term Investments                         94.1%
Short-Term Investments                               5.9
Liabilities in Excess of Other Assets                0.0
                                                   -----
Net Assets                                         100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                                                BEGINNING         ENDING        EXPENSES PAID
                                                              ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                              ------------------------------------------------
                                                                 1/1/06           6/30/06       1/1/06-6/30/06
Class II
  Actual....................................................    $1,000.00        $1,025.20          $6.33
  Hypothetical..............................................     1,000.00         1,018.49           6.31
  (5% annual return before expenses)

* Expenses are equal to the Portfolio's annualized expense ratio of 1.26% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). This ratio reflects an expense cap.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio's investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio's shareholders, and the propriety of existing and alternative breakpoints in the portfolio's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio's overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio's expense ratio and particularly the portfolio's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

                                       NUMBER OF
DESCRIPTION                             SHARES         VALUE
---------------------------------------------------------------
COMMON STOCKS  94.1%
AEROSPACE & DEFENSE 2.1%
Ceradyne, Inc. (a)...................    6,650      $   329,108
Precision Castparts Corp. ...........    9,970          595,807
                                                    -----------
                                                        924,915
                                                    -----------

AGRICULTURAL PRODUCTS  0.9%
Archer-Daniels-Midland Co. ..........    9,970          411,562
                                                    -----------

AIR FREIGHT & LOGISTICS  1.2%
C.H. Robinson Worldwide, Inc. .......   10,040          535,132
                                                    -----------
APPAREL, ACCESSORIES & LUXURY GOODS  2.1%
Coach, Inc. (a)......................   13,290          397,371
Phillips-Van Heusen Corp. ...........    8,310          317,110
Polo Ralph Lauren Corp. .............    4,390          241,011
                                                    -----------
                                                        955,492
                                                    -----------
APPAREL RETAIL  3.1%
Abercrombie & Fitch Co., Class A.....    8,310          460,623
Dress Barn, Inc. (a).................   11,930          302,425
Guess?, Inc. (a).....................    9,970          416,247
The Men's Wearhouse, Inc. ...........    6,650          201,495
                                                    -----------
                                                      1,380,790
                                                    -----------
APPLICATION SOFTWARE  1.4%
Informatica Corp. (a)................   20,040          263,726
Salesforce.com, Inc. (a).............   13,290          354,311
                                                    -----------
                                                        618,037
                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.4%
Affiliated Managers Group, Inc.
  (a)................................    3,320          288,475
Janus Capital Group, Inc. ...........   19,940          356,926
                                                    -----------
                                                        645,401
                                                    -----------
BIOTECHNOLOGY  5.1%
Celgene Corp. (a)....................   13,290          630,345
United Therapeutics Corp. (a)........   20,150        1,164,065
Vertex Pharmaceuticals, Inc. (a).....   13,290          487,876
                                                    -----------
                                                      2,282,286
                                                    -----------
CASINOS & GAMING  3.5%
International Game Technology........   13,290          504,223
Penn National Gaming, Inc. (a).......    8,310          322,262
Shuffle Master, Inc. (a).............    8,310          272,402
Station Casinos, Inc. ...............    6,650          452,732
                                                    -----------
                                                      1,551,619
                                                    -----------
CATALOG RETAIL  0.7%
Coldwater Creek, Inc. (a)............   11,630          311,219
                                                    -----------
COMMUNICATIONS EQUIPMENT  2.0%
Harris Corp. ........................    9,970          413,855
QUALCOMM, Inc. ......................   11,630          466,014
                                                    -----------
                                                        879,869
                                                    -----------
COMPUTER & ELECTRONICS RETAIL  1.2%
Circuit City Stores, Inc. ...........   19,960          543,311
                                                    -----------
COMPUTER STORAGE & PERIPHERALS  1.3%
Komag, Inc. (a)......................    6,650          307,097
Rackable Systems, Inc. (a)...........    6,770          267,347
                                                    -----------
                                                        574,444
                                                    -----------
CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS  3.9%
JLG Industries, Inc. ................   13,290          299,025
Joy Global, Inc. ....................    6,705          349,263
Manitowoc Co., Inc. .................    8,450          376,025

                                       NUMBER OF
DESCRIPTION                             SHARES         VALUE
---------------------------------------------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (CONTINUED)
Trinity Industries, Inc. ............    9,975      $   402,990
Wabtec Corp. ........................    8,370          313,038
                                                    -----------
                                                      1,740,341
                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES  3.1%
CheckFree Corp. (a)..................    8,310          411,844
Global Payments, Inc. ...............    6,650          322,857
MoneyGram International, Inc. .......   10,050          341,197
Paychex, Inc. .......................    8,310          323,924
                                                    -----------
                                                      1,399,822
                                                    -----------
DEPARTMENT STORES  1.9%
Kohl's Corp. (a).....................    8,540          504,885
Nordstrom, Inc. .....................   10,130          369,745
                                                    -----------
                                                        874,630
                                                    -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES  0.7%
Corporate Executive Board Co. .......    3,320          332,664
                                                    -----------

DIVERSIFIED METALS & MINING  2.1%
Freeport-McMoRan Copper & Gold, Inc.,
  Class B............................    8,310          460,457
Peabody Energy Corp. ................    8,310          463,282
                                                    -----------
                                                        923,739
                                                    -----------
ELECTRICAL COMPONENTS & EQUIPMENT  1.3%
Rockwell Automation, Inc. ...........    8,310          598,403
                                                    -----------

ELECTRONIC EQUIPMENT MANUFACTURERS  1.1%
Itron, Inc. (a)......................    4,910          290,967
Mettler-Toledo International, Inc.
  (a)................................    3,390          205,332
                                                    -----------
                                                        496,299
                                                    -----------
ELECTRONIC MANUFACTURING SERVICES  1.3%
Jabil Circuit, Inc. .................   13,290          340,224
Molex, Inc. .........................    6,650          223,241
                                                    -----------
                                                        563,465
                                                    -----------
GAS UTILITIES  1.2%
Questar Corp. .......................    6,650          535,259
                                                    -----------

HEALTH CARE EQUIPMENT  3.9%
Hologic, Inc. (a)....................   16,830          830,729
Mentor Corp. ........................   12,460          542,010
Ventana Medical Systems, Inc. (a)....    8,310          392,066
                                                    -----------
                                                      1,764,805
                                                    -----------
HEALTH CARE FACILITIES  0.7%
Brookdale Senior Living, Inc. .......    7,480          334,655
                                                    -----------

HEALTH CARE SERVICES  2.5%
DaVita, Inc. (a).....................    8,310          413,007
Omnicare, Inc. ......................   14,960          709,403
                                                    -----------
                                                      1,122,410
                                                    -----------
HOMEBUILDING  0.5%
Beazer Homes USA, Inc. ..............    4,990          228,891
                                                    -----------

HOTELS, RESORTS & CRUISE LINES  2.1%
Marriott International, Inc., Class
  A..................................   16,680          635,842
Orient-Express Hotels, Ltd., Class A
  (Bermuda)..........................    8,310          322,760
                                                    -----------
                                                        958,602
                                                    -----------
HUMAN RESOURCE & EMPLOYMENT SERVICES  0.9%
Monster Worldwide, Inc. (a)..........    9,970          425,320
                                                    -----------

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

                                       NUMBER OF
DESCRIPTION                             SHARES         VALUE
---------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES  0.7%
NeuStar, Inc., Class A (a)...........    9,970      $   336,488
                                                    -----------

INTERNET RETAIL  1.2%
Nutri/System, Inc. (a)...............    8,310          516,300
                                                    -----------
INTERNET SOFTWARE & SERVICES  2.4%
Akamai Technologies, Inc. (a)........   19,940          721,629
aQuantive, Inc. (a)..................   13,290          336,636
                                                    -----------
                                                      1,058,265
                                                    -----------
INVESTMENT BANKING & BROKERAGE  3.8%
Bear Stearns Co., Inc. ..............    3,320          465,066
Charles Schwab Corp. ................   34,280          547,794
Investment Technology Group, Inc.
  (a)................................   13,290          675,929
                                                    -----------
                                                      1,688,789
                                                    -----------
IT CONSULTING & OTHER SERVICES  1.3%
Cognizant Technology Solutions Corp.,
  Class A (a)........................    8,350          562,540
                                                    -----------

MANAGED HEALTH CARE  0.7%
WellPoint, Inc. (a)..................    4,150          301,996
                                                    -----------

OIL & GAS DRILLING  1.0%
ENSCO International, Inc. ...........    9,970          458,819
                                                    -----------

OIL & GAS EQUIPMENT & SERVICES  4.3%
Grant Prideco, Inc. (a)..............    9,970          446,158
Helix Energy Solutions Group, Inc.
  (a)................................    8,370          337,813
TETRA Technologies, Inc. (a).........   10,020          303,506
Veritas DGC, Inc. (a)................    6,710          346,102
Weatherford International, Ltd.
  (a)................................   10,090          500,666
                                                    -----------
                                                      1,934,245
                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION  1.8%
Ultra Petroleum Corp. (a)............   13,290          787,698
                                                    -----------
OIL & GAS REFINING & MARKETING  1.7%
Frontier Oil Corp. ..................   16,620          538,488
World Fuel Services Corp. ...........    5,020          229,364
                                                    -----------
                                                        767,852
                                                    -----------
PAPER PRODUCTS  0.8%
MeadWestvaco Corp. ..................   13,310          371,748
                                                    -----------

PHARMACEUTICALS  3.8%
New River Pharmaceuticals, Inc.
  (a)................................   14,410          410,685
Roche Holding AG--ADR
  (Switzerland)......................    4,990          411,624
Shire PLC--ADR (United Kingdom)......   19,940          881,946
                                                    -----------
                                                      1,704,255
                                                    -----------
RAILROADS  0.7%
Union Pacific Corp. .................    3,320          308,627
                                                    -----------

SEMICONDUCTOR EQUIPMENT  2.1%
Cymer, Inc. (a)......................    6,660          309,424
MEMC Electronic Materials, Inc.
  (a)................................    8,310          311,625
Veeco Instruments, Inc. (a)..........   13,370          318,741
                                                    -----------
                                                        939,790
                                                    -----------

                                       NUMBER OF
DESCRIPTION                             SHARES         VALUE
---------------------------------------------------------------
SEMICONDUCTORS  1.9%
Atheros Communications (a)...........   13,520      $   256,339
Broadcom Corp., Class A (a)..........   10,000          300,500
Intersil Corp., Class A..............   13,290          308,993
                                                    -----------
                                                        865,832
                                                    -----------
SOFT DRINKS  1.4%
Hansen Natural Corp. (a).............    3,320          632,028
                                                    -----------

SPECIALIZED CONSUMER SERVICES  0.6%
Sotheby's, Class A (a)...............   10,050          263,813
                                                    -----------

SPECIALIZED FINANCE  2.9%
Chicago Mercantile Exchange Holdings,
  Inc. ..............................    1,660          815,309
Nasdaq Stock Market, Inc. (a)........   16,270          486,473
                                                    -----------
                                                      1,301,782
                                                    -----------
SPECIALTY STORES  0.8%
Office Depot, Inc. (a)...............    9,970          378,860
                                                    -----------

STEEL  1.2%
Nucor Corp. .........................    9,980          541,415
                                                    -----------

SYSTEMS SOFTWARE  1.0%
Red Hat, Inc. (a)....................   19,940          466,596
                                                    -----------

TRADING COMPANIES & DISTRIBUTORS  2.3%
GATX Corp. ..........................    8,310          353,175
H & E Equipment Services, Inc. (a)...    6,820          200,849
WESCO International, Inc. (a)........    6,650          458,850
                                                    -----------
                                                      1,012,874
                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES  2.5%
Crown Castle International Corp.
  (a)................................   13,290          459,037
NII Holdings, Inc., Class B (a)......   11,630          655,699
                                                    -----------
                                                      1,114,736
                                                    -----------

TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $36,791,411)............................     42,228,730

REPURCHASE AGREEMENT  5.9%
State Street Bank & Trust Co. ($2,630,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, interest rate of
  5.10%, dated 06/30/06, to be sold on 07/03/06
  at $2,631,118)................................      2,630,000
                                                    -----------
  (Cost $2,630,000)

TOTAL INVESTMENTS  100.0%
  (Cost $39,421,411)............................     44,858,730
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.....        (12,077)
                                                    -----------

NET ASSETS  100.0%..............................    $44,846,653
                                                    ===========

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $39,421,411)........................    $44,858,730
Cash........................................................            898
Receivables:
  Portfolio Shares Sold.....................................         93,798
  Dividends.................................................         18,309
  Interest..................................................            372
Other.......................................................         37,159
                                                                -----------
    Total Assets............................................     45,009,266
                                                                -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................         24,926
  Investment Advisory Fee...................................         17,367
  Portfolio Shares Repurchased..............................          1,161
Trustees' Deferred Compensation and Retirement Plans........         74,857
Accrued Expenses............................................         44,302
                                                                -----------
    Total Liabilities.......................................        162,613
                                                                -----------
NET ASSETS..................................................    $44,846,653
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $37,897,440
Net Unrealized Appreciation.................................      5,437,319
Accumulated Net Realized Gain...............................      1,712,746
Accumulated Net Investment Loss.............................       (200,852)
                                                                -----------
NET ASSETS..................................................    $44,846,653
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $44,846,653 and 8,763,006 shares
  of beneficial interest and outstanding)...................    $      5.12
                                                                ===========

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $653)........    $   103,885
Interest....................................................         42,668
                                                                -----------
    Total Income............................................        146,553
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        172,908
Distribution (12b-1) and Service Fees.......................         57,634
Shareholder Reports.........................................         20,255
Legal.......................................................         17,093
Trustees' Fees and Related Expenses.........................         16,159
Custody.....................................................         11,928
Shareholder Services........................................          8,304
Other.......................................................         28,590
                                                                -----------
    Total Expenses..........................................        332,871
    Investment Advisory Fee Reduction.......................         42,199
    Less Credits Earned on Cash Balances....................            188
                                                                -----------
    Net Expenses............................................        290,484
                                                                -----------
NET INVESTMENT LOSS.........................................    $  (143,931)
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 3,245,982
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      7,422,817
  End of the Period.........................................      5,437,319
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,985,498)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,260,484
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 1,116,553
                                                                ===========

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE              FOR THE
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2006      DECEMBER 31, 2005
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $  (143,931)        $   (234,864)
Net Realized Gain...........................................        3,245,982            4,120,488
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (1,985,498)             403,255
                                                                  -----------         ------------
Change in Net Assets from Operations........................        1,116,553            4,288,879

Distributions from Net Realized Gain........................       (3,546,999)                 -0-
                                                                  -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (2,430,446)           4,288,879
                                                                  -----------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        5,192,898           12,735,547
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        3,546,999                  -0-
Cost of Shares Repurchased..................................       (5,582,447)         (11,697,915)
                                                                  -----------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        3,157,450            1,037,632
                                                                  -----------         ------------
TOTAL INCREASE IN NET ASSETS................................          727,004            5,326,511
NET ASSETS:
Beginning of the Period.....................................       44,119,649           38,793,138
                                                                  -----------         ------------
End of the Period (Including accumulated net investment loss
  of $200,852 and $56,921, respectively)....................      $44,846,653         $ 44,119,649
                                                                  ===========         ============

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX MONTHS                            YEAR ENDED DECEMBER 31,
CLASS II SHARES                                     ENDED           -------------------------------------------------------------
                                                JUNE 30, 2006        2005         2004         2003         2002           2001
                                                ---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....        $5.40           $ 4.86       $ 4.23       $ 3.05       $  4.52       $   7.46
                                                    -----           ------       ------       ------       -------       --------
  Net Investment Loss.......................         (.02)(a)         (.03)        (.03)(a)     (.03)(a)      (.02)          (.02)
  Net Realized and Unrealized Gain/Loss.....          .18              .57          .66         1.21         (1.45)         (2.82)
                                                    -----           ------       ------       ------       -------       --------
Total from Investment Operations............          .16              .54          .63         1.18         (1.47)         (2.84)
                                                    -----           ------       ------       ------       -------       --------
Less:
  Distributions from Net Investment
    Income..................................          -0-              -0-          -0-          -0-           -0-            .10
  Distributions from Net Realized Gain......          .44              -0-          -0-          -0-           -0-            -0-
                                                    -----           ------       ------       ------       -------       --------
Total Distributions.........................          .44              -0-          -0-          -0-           -0-            .10
                                                    -----           ------       ------       ------       -------       --------
NET ASSET VALUE, END OF THE PERIOD..........        $5.12           $ 5.40       $ 4.86       $ 4.23       $  3.05       $   4.52
                                                    =====           ======       ======       ======       =======       ========

Total Return* (b)...........................        2.52%**         11.11%       14.89%       38.69%       -32.52%        -38.26%
Net Assets at End of the Period (In
  millions).................................        $44.8           $ 44.1       $ 38.8       $  7.9       $   1.9       $    2.2
Ratio of Expenses to Average Net Assets*
  (c).......................................        1.26%            1.26%        1.25%        1.26%         1.26%          1.27%
Ratio of Net Investment Loss to Average Net
  Assets*...................................        (.62%)           (.59%)       (.65%)       (.79%)        (.76%)         (.59%)
Portfolio Turnover..........................          66%**           157%         152%         182%          227%           303%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
     (c)....................................        1.44%            1.55%        1.63%        4.31%         6.97%          7.95%
   Ratio of Net Investment Loss to Average
     Net Assets.............................        (.81%)           (.88%)      (1.03%)      (3.84%)       (6.46%)        (7.27%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

See Notes to Financial Statements                                             13

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Portfolio utilized capital losses carried forward of $410,704. At December 31, 2005, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,449,031 which will expire according to the following schedule:

AMOUNT                                                             EXPIRATION
$582,033....................................................    December 31, 2009
 590,984....................................................    December 31, 2010
 276,014....................................................    December 31, 2012

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $39,428,306
                                                                ===========
Gross tax unrealized appreciation...........................    $ 6,896,335
Gross tax unrealized depreciation...........................     (1,465,911)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 5,430,424
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income...............................    $  357,841
Undistributed Long-Term Capital Gain........................     3,188,331

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS For the six months ended June 30, 2006, the Portfolio's custody fee was reduced by $188 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended June 30, 2006, the Adviser waived approximately $42,200 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.26% of Class II average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each fund. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $21,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2006, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $31,968 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2006, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $2,654.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and the year ended December 31, 2005, share transactions were as follows:

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2006         DECEMBER 31, 2005
Beginning Shares............................................        8,176,689              7,982,182
Shares Sold.................................................          943,849              2,567,350
Shares Issued Through Dividend Reinvestment.................          660,521                    -0-
Shares Repurchased..........................................       (1,018,053)            (2,372,843)
                                                                   ----------             ----------
Ending Shares...............................................        8,763,006              8,176,689
                                                                   ==========             ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $29,393,619 and $30,944,646, respectively.

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

5. DISTRIBUTION AND SERVICE PLANS

Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans") for Class II Shares to compensate the Distributor for the distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Life Investment Trust Aggressive Growth Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy




  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated

                                                           (continued on back)

  Van Kampen Life Investment Trust Aggressive Growth Portfolio

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                              LIT SAR AGG 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02073P-Y06/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Life Invesment Trust


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006


By: /s/ Phillip G. Goff
    ---------------------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 10, 2006